UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08673

Dreyfus Investment Portfolios
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/16

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Investment Portfolios, Core Value Portfolio

ANNUAL REPORT December 31, 2016

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios, Core Value Portfolio	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Core Value Portfolio, covering the 12-month period from January 1, 2016 through December 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds advanced over 2016 despite bouts of market volatility stemming from various economic and political developments. In January, stocks declined sharply and long-term interest rates fell in response to sluggish global economic growth, falling commodity prices, and worries following the first increase in short-term U.S. interest rates in nearly a decade. However, equities began a sustained rebound in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies, and commodity prices recovered. After a bout of volatility in June stemming from the United Kingdom’s referendum to leave the European Union, stocks generally continued to climb over the summer. Stock prices moderated in advance of U.S. elections, but markets subsequently rallied to new highs in anticipation of changes in U.S. fiscal and tax policies. In the bond market, yields of high-quality government bonds moved lower over much of the reporting period amid robust investor demand for current income, but yields surged higher after the election due to expectations of rising interest rates. Corporate-backed bonds fared especially well in this environment.

The transition to a new U.S. president and ongoing global economic headwinds suggest that volatility may persist in the financial markets. Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges. Consequently, selectivity seems likely to be an important determinant of investment success in 2017. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
January 17, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2016 through December 31, 2016, as provided by Brian Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2016, Dreyfus Investment Portfolios, Core Value Portfolio’s Initial shares produced a total return of 18.32%, and its Service shares returned 18.00%.1 In comparison, the fund’s benchmark, the Russell 1000 Value Index, produced a total return of 17.34% for the same period.2

U.S. equities gained ground during 2016 despite heightened global and domestic economic concerns, with traditionally defensive, high yielding stocks outperforming early in the year and their more growth-oriented counterparts leading the market in the second half. The fund produced higher returns than its benchmark, largely due to strong stock selections in the financials, information technology and telecommunications services sectors, as well as underweighted exposure to the real estate and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital, with current income as a secondary objective. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks, focusing on stocks of large-cap value companies. The fund typically invests in the stocks of U.S. issuers, and will limit holdings of foreign stocks to 20%.

When choosing stocks, the fund uses a “bottom-up” stock-selection approach, focusing on individual companies, rather than a “top-down” approach that forecasts market trends. A three-step value screening process is used to select stocks based on value, sound business fundamentals, and positive business momentum.

Stocks Advanced Despite Global Uncertainties

The year 2016 began on a negative note with stocks coming under pressure from deteriorating commodity prices, disappointing global economic growth, and concerns surrounding a recent increase in short-term U.S. interest rates. However, equities rebounded strongly during the spring, bolstered by rebounding commodity prices, better economic data, and more accommodative monetary policies from major central banks.

In June, the United Kingdom’s referendum to leave the European Union prompted another brief-but-sharp decline in equity prices, but stocks again recovered quickly. Stocks continued to advance during the closing months of the reporting period, driven by robust consumer spending, broad-based wage growth, and expectations of more business-friendly policies under a new presidential administration. Financial sector stocks performed particularly well in the weeks after the election, bolstered by expectations of a more favorable regulatory environment.

Allocations and Stock Selections Bolstered Fund Performance

The decision to allocate a relatively large percentage of the fund’s assets to the financials sector contributed to the fund’s positive relative performance. Top performers included banking institutions, such as Bank of America, JPMorgan Chase, and Comerica, as well as capital markets companies, such as The Goldman Sachs Group and Morgan Stanley. Avoiding Wells Fargo, which was impacted by a sales practices scandal, also helped relative performance. Stock selection in the information technology sector produced positive returns. The fund emphasized semiconductor manufacturers and equipment makers, such as Microchip Technology, Texas

3

DISCUSSION OF FUND PERFORMANCE (continued)

Instruments, and Applied Materials, which benefited from the increasing use of semiconductors in new industrial and consumer applications.

Underweighted exposure to the comparatively weak real estate sector also helped relative performance. In the telecommunications sector, infrastructure developer Communications Sales & Leasing was a strong performer, and the fund benefited from good timing as industry giant AT&T rallied over the first half of 2016 and declined after the position was eliminated. Underweighted exposure to the lagging health care sector further bolstered relative performance, as did favorable individual stock selections including managed care provider UnitedHealth Group. Notable strong performers in other sectors included independent oil and gas companies EOG Resources and Pioneer Natural Resources, and construction materials producer Vulcan Materials.

Although relatively few holdings detracted from the fund’s performance in 2016, Delta Air Lines struggled with industrywide capacity issues and the fund had no exposure to some of the industrial sector’s better performing stocks in the machinery and road-and-rail freight industries. In the energy sector, underweighted exposure to large integrated oil companies dampened returns compared to the benchmark. Our preference for the exploration and production company Occidental Petroleum lagged market averages. Other weak holdings included agricultural chemical maker CF Industries Holdings and pharmacy benefit management company Express Scripts Holding.

Positioned for Additional Growth

While we can’t predict the timing or magnitude of the new presidential administration’s impact on the economy, we believe the announced emphasis on pro-growth, pro-business fiscal, tax, and regulatory policies are likely to boost corporate earnings and revenue growth, particularly for companies exposed to more economically sensitive business trends. Therefore, we have positioned the fund to participate in the market segments most exposed to these trends, including the financials, materials, consumer discretionary, consumer staples, energy, and technology sectors. In contrast, as of the end of the reporting period, the fund held relatively little exposure to the utilities, real estate, telecommunications services, and health care sectors, where growth prospects do not appear to be as bright.

January 17, 2017

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Investment Portfolios, Core Value Portfolio made available through insurance products may be similar to other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 Source: Lipper Inc.—The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Core Value Portfolio Initial shares and Service shares and the Russell 1000 Value Index (the “Index”)

Average Annual Total Returns as of 12/31/16
	1 Year	5 Years	10 Years
Initial shares	18.32%	15.80%	5.65%
Service shares	18.00%	15.50%	5.42%
Russell 1000 Value Index	17.34%	14.80%	5.72%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios, Core Value Portfolio on 12/31/06 to a $10,000 investment made in the Index on that date.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares (after any expense reimbursements). The Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Core Value Portfolio from July 1, 2016 to December 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2016
	Initial Shares	Service Shares
Expenses paid per $1,000†	$5.82	$7.17
Ending value (after expenses)	$1,163.50	$1,162.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2016
	Initial Shares	Service Shares
Expenses paid per $1,000†	$5.43	$6.70
Ending value (after expenses)	$1,019.76	$1,018.50

† Expenses are equal to the fund’s annualized expense ratio of 1.07% for Initial shares and 1.32% for Service shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
December 31, 2016

Common Stocks - 97.9%	Shares		Value ($)
Automobiles & Components - .6%
Goodyear Tire & Rubber	5,989		184,880
Banks - 11.0%
Bank of America	45,832		1,012,887
BB&T	4,597		216,151
JPMorgan Chase & Co.	16,211		1,398,847
PNC Financial Services Group	3,708		433,688
SunTrust Banks	4,002		219,510
			3,281,083
Capital Goods - 7.4%
General Dynamics	1,705		294,385
Honeywell International	3,721		431,078
Quanta Services	4,690	[a]	163,447
Raytheon	6,246		886,932
United Technologies	3,933		431,135
			2,206,977
Diversified Financials - 15.5%
Berkshire Hathaway, Cl. B	8,146	[a]	1,327,635
Charles Schwab	7,458		294,367
E*TRADE Financial	11,153	[a]	386,451
Goldman Sachs Group	3,345		800,960
Morgan Stanley	5,016		211,926
Raymond James Financial	4,817		333,674
Synchrony Financial	18,077		655,653
Voya Financial	15,337		601,517
			4,612,183
Energy - 14.1%
Anadarko Petroleum	7,888		550,030
EOG Resources	6,851		692,636
Halliburton	12,573		680,074
Kinder Morgan	11,864		245,703
Marathon Petroleum	5,977		300,942
Occidental Petroleum	9,157		652,253
Phillips 66	6,093		526,496
Pioneer Natural Resources	1,179		212,303
Valero Energy	4,839		330,600
			4,191,037

7

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.9% (continued)	Shares		Value ($)
Exchange-Traded Funds - .2%
iShares Russell 1000 Value ETF	576		64,529
Food & Staples Retailing - 1.1%
Walgreens Boots Alliance	3,822		316,309
Food, Beverage & Tobacco - 8.1%
Archer-Daniels-Midland	6,076		277,369
Coca-Cola	6,091		252,533
Coca-Cola European Partners	6,139		192,765
ConAgra Foods	7,330		289,902
Kellogg	6,981		514,570
Lamb Weston Holdings	4,037		152,800
Molson Coors Brewing, Cl. B	5,303		516,035
Mondelez International, Cl. A	4,407		195,362
			2,391,336
Health Care Equipment & Services - 5.9%
Abbott Laboratories	8,066		309,815
AmerisourceBergen	1,920		150,125
Boston Scientific	14,762	[a]	319,302
Humana	1,043		212,803
Laboratory Corporation of America Holdings	1,406	[a]	180,502
UnitedHealth Group	2,643		422,986
Zimmer Biomet Holdings	1,371		141,487
			1,737,020
Insurance - 4.2%
Athene Holding, Cl. A	4,937		236,927
Chubb	2,184		288,550
Hartford Financial Services Group	3,028		144,284
Prudential Financial	5,678		590,853
			1,260,614
Materials - 5.7%
CF Industries Holdings	10,340		325,503
Dow Chemical	2,409		137,843
Martin Marietta Materials	1,882		416,919
Packaging Corporation of America	4,676		396,618
Vulcan Materials	3,252		406,988
			1,683,871
Media - 4.6%
Comcast, Cl. A	4,140		285,867
Omnicom Group	5,741		488,617

8

Common Stocks - 97.9% (continued)	Shares		Value ($)
Media - 4.6% (continued)
Time Warner	6,007		579,856
			1,354,340
Pharmaceuticals, Biotechnology & Life Sciences - 3.4%
Bristol-Myers Squibb	3,485		203,663
Eli Lilly & Co.	3,371		247,937
Merck & Co.	9,694		570,686
			1,022,286
Real Estate - 1.0%
Communications Sales & Leasing	11,712	[b]	297,602
Retailing - .9%
Staples	28,277		255,907
Semiconductors & Semiconductor Equipment - 2.7%
Applied Materials	5,312		171,418
Microchip Technology	2,287	[c]	146,711
Texas Instruments	6,593		481,091
			799,220
Software & Services - 3.3%
Alphabet, Cl. A	315	[a]	249,622
eBay	7,692	[a]	228,375
Oracle	7,378		283,684
Teradata	7,581	[a]	205,976
			967,657
Technology Hardware & Equipment - 3.7%
Apple	2,638		305,533
Cisco Systems	12,829		387,692
Corning	8,869		215,251
Harris	1,995		204,428
			1,112,904
Telecommunication Services - 2.3%
AT&T	16,301		693,282
Transportation - 2.2%
Delta Air Lines	9,687		476,504

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.9% (continued)	Shares		Value ($)
Transportation - 2.2% (continued)
United Continental Holdings	2,319	[a]	169,009
			645,513
Total Investments (cost $23,346,510)	97.9%		29,078,550
Cash and Receivables (Net)	2.1%		624,981
Net Assets	100.0%		29,703,531

ETF—Exchange-Traded Fund

aNon-income producing security.
bInvestment in real estate investment trust.
cSecurity, or portion thereof, on loan. At December 31, 2016, the value of the fund’s securities on loan was $146,711 and the value of the collateral held by the fund was $151,183, consisting of U.S. Government & Agency securities.

Portfolio Summary (Unaudited) †	Value (%)
Diversified Financials	15.5
Energy	14.1
Banks	11.0
Food, Beverage & Tobacco	8.1
Capital Goods	7.4
Health Care Equipment & Services	5.9
Materials	5.7
Media	4.6
Insurance	4.2
Technology Hardware & Equipment	3.7
Pharmaceuticals, Biotechnology & Life Sciences	3.4
Software & Services	3.3
Semiconductors & Semiconductor Equipment	2.7
Telecommunication Services	2.3
Transportation	2.2
Food & Staples Retailing	1.1
Real Estate	1.0
Retailing	.9
Automobiles & Components	.6
Exchange-Traded Funds	.2
97.9

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $146,711)—Note 1(b):	23,346,510	29,078,550
Receivable for investment securities sold		1,030,775
Dividends and securities lending income receivable		45,919
Prepaid expenses		219
		30,155,463
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		35,901
Cash overdraft due to Custodian		115,133
Payable for investment securities purchased		249,657
Payable for shares of Beneficial Interest redeemed		4,705
Accrued expenses		46,536
		451,932
Net Assets ($)		29,703,531
Composition of Net Assets ($):
Paid-in capital		22,016,283
Accumulated undistributed investment income—net		321,975
Accumulated net realized gain (loss) on investments		1,633,233
Accumulated net unrealized appreciation (depreciation) on investments		5,732,040
Net Assets ($)		29,703,531

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	17,958,317	11,745,214
Shares Outstanding	1,021,755	663,200
Net Asset Value Per Share ($)	17.58	17.71

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	663,289
Affiliated issuers	271
Income from securities lending—Note 1(b)	1,924
Total Income	665,484
Expenses:
Management fee—Note 3(a)	219,699
Professional fees	49,281
Distribution fees—Note 3(b)	27,114
Custodian fees—Note 3(b)	13,218
Prospectus and shareholders’ reports	7,281
Trustees’ fees and expenses—Note 3(c)	6,490
Loan commitment fees—Note 2	512
Shareholder servicing costs—Note 3(b)	168
Interest expense—Note 2	118
Registration fees	53
Miscellaneous	17,694
Total Expenses	341,628
Less—reduction in fees due to earnings credits—Note 3(b)	(6)
Net Expenses	341,622
Investment Income—Net	323,862
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,863,490
Net unrealized appreciation (depreciation) on investments	2,792,011
Net Realized and Unrealized Gain (Loss) on Investments	4,655,501
Net Increase in Net Assets Resulting from Operations	4,979,363

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
Operations ($):
Investment income—net	323,862	268,663
Net realized gain (loss) on investments	1,863,490	4,043,371
Net unrealized appreciation (depreciation) on investments	2,792,011	(4,940,829)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,979,363	(628,795)
Distributions to Shareholders from ($):
Investment income—net:
Initial Shares	(191,807)	(171,896)
Service Shares	(77,183)	(67,061)
Net realized gain on investments:
Initial Shares	(2,717,752)	(2,336,587)
Service Shares	(1,526,399)	(1,374,475)
Total Distributions	(4,513,141)	(3,950,019)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	1,790,283	2,070,552
Service Shares	341,208	405,935
Distributions reinvested:
Initial Shares	2,909,559	2,508,483
Service Shares	1,603,582	1,441,536
Cost of shares redeemed:
Initial Shares	(6,180,059)	(4,124,702)
Service Shares	(1,370,060)	(2,381,881)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(905,487)	(80,077)
Total Increase (Decrease) in Net Assets	(439,265)	(4,658,891)
Net Assets ($):
Beginning of Period	30,142,796	34,801,687
End of Period	29,703,531	30,142,796
Undistributed investment income—net	321,975	267,766
Capital Share Transactions (Shares):
Initial Shares
Shares sold	108,329	113,108
Shares issued for distributions reinvested	201,075	137,980
Shares redeemed	(378,750)	(221,497)
Net Increase (Decrease) in Shares Outstanding	(69,346)	29,591
Service Shares
Shares sold	21,023	21,583
Shares issued for distributions reinvested	109,759	78,686
Shares redeemed	(84,512)	(126,233)
Net Increase (Decrease) in Shares Outstanding	46,270	(25,964)

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	17.61	20.38	19.43	14.28	12.17
Investment Operations:
Investment income—net[a]	.19	.17	.15	.16	.19
Net realized and unrealized gain (loss) on investments	2.46	(.55)	1.78	5.20	2.04
Total from Investment Operations	2.65	(.38)	1.93	5.36	2.23
Distributions:
Dividends from investment income—net	(.18)	(.16)	(.18)	(.21)	(.12)
Dividends from net realized gain on investments	(2.50)	(2.23)	(.80)	—	—
Total Distributions	(2.68)	(2.39)	(.98)	(.21)	(.12)
Net asset value, end of period	17.58	17.61	20.38	19.43	14.28
Total Return (%)	18.32	(2.22)	10.31	37.87	18.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.07	1.03	1.02	1.05
Ratio of net expenses to average net assets	1.07	1.07	1.03	.99	.80
Ratio of net investment income to average net assets	1.20	.92	.79	.95	1.43
Portfolio Turnover Rate	87.64	105.48	66.78	65.33	67.59
Net Assets, end of period ($ x 1,000)	17,958	19,216	21,637	20,605	16,630

a Based on average shares outstanding.

See notes to financial statements.

14

	Year Ended December 31,
Service Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	17.71	20.48	19.51	14.34	12.23
Investment Operations:
Investment income—net[a]	.15	.12	.11	.12	.16
Net realized and unrealized gain (loss) on investments	2.48	(.55)	1.79	5.22	2.04
Total from Investment Operations	2.63	(.43)	1.90	5.34	2.20
Distributions:
Dividends from investment income—net	(.13)	(.11)	(.13)	(.17)	(.09)
Dividends from net realized gain on investments	(2.50)	(2.23)	(.80)	—	—
Total Distributions	(2.63)	(2.34)	(.93)	(.17)	(.09)
Net asset value, end of period	17.71	17.71	20.48	19.51	14.34
Total Return (%)	18.00	(2.50)	10.09	37.52	18.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.32	1.32	1.28	1.27	1.30
Ratio of net expenses to average net assets	1.32	1.32	1.28	1.24	1.05
Ratio of net investment income to average net assets	.94	.67	.54	.70	1.17
Portfolio Turnover Rate	87.64	105.48	66.78	65.33	67.59
Net Assets, end of period ($ x 1,000)	11,745	10,927	13,165	15,451	12,560

a Based on average shares outstanding.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Core Value Portfolio (the “fund”) is a separate diversified series of Dreyfus Investment Portfolios (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

16

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

17

NOTES TO FINANCIAL STATEMENTS (continued)

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	29,014,021	-	-	29,014,021
Exchange-Traded Funds	64,529	-	-	64,529

† See Statement of Investments for additional detailed categorizations.

18

At December 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2016, The Bank of New York Mellon earned $452 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2016 were as follows:

19

NOTES TO FINANCIAL STATEMENTS (continued)

Affiliated Investment Company	Value 12/31/2015 ($)	Purchases ($)	Sales ($)	Value 12/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	319,117	5,745,475	6,064,592	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund††	32,833	6,623,407	6,656,240	-	-
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	851,589	851,589	-	-
Total	351,950	13,220,471	13,572,421	-	-

† During the period ended December 31, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.
†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

20

tax expense in the Statement of Operations. During the period ended December 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $314,770, undistributed capital gains $1,908,333 and unrealized appreciation $5,456,942.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2016 and December 31, 2015 were as follows: ordinary income $528,010 and $952,052, and long-term capital gains $3,985,131 and $2,997,967, respectively.

During the period ended December 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for dividend reclassification, the fund decreased accumulated undistributed investment income-net by $663 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2016 was approximately $8,200 with a related weighted average annualized interest rate of 1.44%.

21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2016, Service shares were charged $27,114 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2016, the fund was charged $109 for transfer agency services and $13 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $6.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2016, the fund was charged $13,218 pursuant to the custody agreement.

During the period ended December 31, 2016, the fund was charged $9,640 for services performed by the Chief Compliance Officer and his staff.

22

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $19,065, Distribution Plan fees $2,498, custodian fees $7,000, Chief Compliance Officer fees $7,314 and transfer agency fees $24.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2016, amounted to $25,793,549 and $31,529,639, respectively.

At December 31, 2016, the cost of investments for federal income tax purposes was $23,621,608; accordingly, accumulated net unrealized appreciation on investments was $5,456,942, consisting of $5,957,834 gross unrealized appreciation and $500,892 gross unrealized depreciation.

23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Investment Portfolios, Core Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Core Value Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Core Value Portfolio at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2017

24

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the portfolio hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2016 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund hereby reports $.1528 per share as a short-term capital gain distribution and $2.3509 per share as a long-term capital gain distribution paid on March 24, 2016.

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 20-21, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance

26

Group median for all periods, except for the one- and ten-year periods when the fund’s performance was slightly below the median, and above the Performance Universe median for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was at the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

28

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Gordon J. Davis (75)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

•  Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 58

———————

29

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Nathan Leventhal (73)

Board Member (2009)

Principal Occupation During Past 5 Years:

•  President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 48

———————

Robin A. Melvin (53)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Roslyn M. Watson (67)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (70)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

30

INTERESTED BOARD MEMBERS

J. Charles Cardona (61)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired President and a Director of the Manager (2008-2016), Chairman of the Distributor (2013-2016, Executive Vice President, 1997-2013),

No. of Portfolios for which Board Member Serves: 34

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with The Dreyfus Corporation.

———————

Isabel P. Dunst (69)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 34

Isabel P. Dunst is deemed to be an “interested person” (as defined under the Act) of the Company as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

31

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of MBSC Securities Corporation since June 2007. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 61 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

32

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

33

For More Information

Dreyfus Investment Portfolios, Core Value Portfolio

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0172AR1216

Dreyfus Investment Portfolios, MidCap Stock Portfolio

ANNUAL REPORT December 31, 2016

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios, MidCap Stock Portfolio	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, MidCap Stock Portfolio, covering the 12-month period from January 1, 2016 through December 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds advanced over 2016 despite bouts of market volatility stemming from various economic and political developments. In January, stocks declined sharply and long-term interest rates fell in response to sluggish global economic growth, falling commodity prices, and worries following the first increase in short-term U.S. interest rates in nearly a decade. However, equities began a sustained rebound in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies, and commodity prices recovered. After a bout of volatility in June stemming from the United Kingdom’s referendum to leave the European Union, stocks generally continued to climb over the summer. Stock prices moderated in advance of U.S. elections, but markets subsequently rallied to new highs in anticipation of changes in U.S. fiscal and tax policies. In the bond market, yields of high-quality government bonds moved lower over much of the reporting period amid robust investor demand for current income, but yields surged higher after the election due to expectations of rising interest rates. Corporate-backed bonds fared especially well in this environment.

The transition to a new U.S. president and ongoing global economic headwinds suggest that volatility may persist in the financial markets. Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges. Consequently, selectivity seems likely to be an important determinant of investment success in 2017. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
January 17, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2016 through December 31, 2016, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, and Ronald P. Gala, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2016, Dreyfus Investment Portfolios, MidCap Stock Portfolio’s Initial shares produced a total return of 15.47%, and its Service shares produced a total return of 15.20%.1 In comparison, the fund’s benchmark, the S&P MidCap 400 Index (the “Index”), produced a total return of 20.74% for the same period.2

Midcap stocks achieved solid returns in 2016 on the strength of positive economic growth and expectations of changing U.S. fiscal, tax, and regulatory policies under a new presidential administration. The fund lagged its Index, mainly due to security selection shortfalls in the energy and financials sectors.

The Fund’s Investment Approach

The fund seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-sized domestic companies in the aggregate, as represented by the Index. To pursue this goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of midcap companies.

The fund invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management. Consistency of returns compared to the Index is a primary goal of the investment process.

Economic and Political Developments Drove Equity Markets

U.S. stocks across all capitalization ranges moved sharply lower over the opening weeks of 2016 due to weakening commodity prices, disappointing global economic data, and higher short-term U.S. interest rates. However, equities began a dramatic recovery in February and rallied through the spring in response to rebounding commodity prices, global monetary easing, and indications that additional U.S. rate increases would be delayed.

The market’s advance faltered in June over concerns regarding the United Kingdom’s referendum to leave the European Union, but the decline proved short lived. By early July, the market had regained most of its lost ground, and encouraging U.S. economic data helped the Index advance further over the summer. Midcap stocks gave back some of their previous gains in October when investors became more cautious ahead of the presidential election. After the election, midcap stocks again rallied strongly, and the Index achieved record highs as investors anticipated higher government spending, lower corporate taxes, and a less stringent regulatory environment.

For the reporting period overall, midcap stocks generally produced higher returns than large-cap stocks, but midcap stocks underperformed their small-cap counterparts on average.

Security Selections Produced Mixed Results

Although the fund participated significantly in its benchmark’s gains, relative performance was dampened by some disappointing security selections. In the energy sector, oil refiners such as Western Refining lost value in a challenging environment for profit margins, and offshore drilling services provider Oceaneering International declined when its earnings were reduced during the reporting period. The fund’s investments among financial institutions also generally lagged sector

3

DISCUSSION OF FUND PERFORMANCE (continued)

averages. Within the financials sector, the fund generally struggled with security selection shortfalls among capital markets companies and an underweighted exposure to banks.

In other areas, voice-recognition technologies provider Nuance Communications lost value when its management revised downward the company’s future earnings expectations. Likewise, natural food retailer Sprouts Farmers Market struggled in the wake of two guidance reductions during the year.

The fund achieved better relative results from our stock selection in the real estate sector. Among materials producers, overweighted exposure to metals-and-mining companies helped the fund participate more fully in the industry group’s rebound from previous weakness. In addition, steel producer and a metal recycler Steel Dynamics benefited over the final weeks of the year from expectations of higher infrastructure spending by the U.S. government. In the information technology sector, electronic design automation tools supplier Mentor Graphics gained considerable value late in the reporting period after an acquisition offer from a large German technology company, and self-service equipment maker NCR Corp. exhibited strong earnings momentum and consistently surpassed analysts’ estimates. Among individual stocks, regional financial services provider Synovus Financial reported better-than-expected quarterly earnings and benefited from post-election expectations of a friendlier regulatory environment.

Maintaining a Disciplined Investment Process

As of the reporting period’s end, our quantitative models have continued to identify what we believe are attractive investment opportunities across a broad spectrum of midcap companies and industry groups. Indeed, recent bouts of volatility have provided opportunities to purchase the stocks of companies ranked highly by our process. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that display then-currently attractive valuations in our model. In addition, we continue to maintain a broadly diversified portfolio.

January 17, 2017

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Investment Portfolios, MidCap Stock Portfolio made available through insurance products may be similar to other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2 Source: Lipper Inc. —The S&P MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market. Investors cannot invest directly in any index.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, MidCap Stock Portfolio Initial shares and Service shares and the S&P MidCap 400 Index (the “Index”)

Average Annual Total Returns as of 12/31/16
	1 Year	5 Years	10 Years
Initial shares	15.47%	15.36%	7.89%
Service shares	15.20%	15.07%	7.69%
S&P MidCap 400 Index	20.74%	15.33%	9.16%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios, MidCap Stock Portfolio on 12/31/06 to a $10,000 investment made in the Index on that date.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares (after any expense reimbursements). The Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. stock market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, MidCap Stock Portfolio from July 1, 2016 to December 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2016
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.51	$5.84
Ending value (after expenses)	$1,111.20	$1,110.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2016
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.32	$5.58
Ending value (after expenses)	$1,020.86	$1,019.61

† Expenses are equal to the fund’s annualized expense ratio of .85% for Initial shares and 1.10% for Service shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
December 31, 2016

Common Stocks - 99.5%	Shares		Value ($)
Banks - 4.7%
Cathay General Bancorp	69,395		2,639,092
Commerce Bancshares	5,187		299,861
East West Bancorp	15,465		786,086
First Horizon National	81,360		1,628,014
Synovus Financial	84,090		3,454,417
			8,807,470
Capital Goods - 14.3%
BWX Technologies	55,610		2,207,717
CLARCOR	21,600		1,781,352
Curtiss-Wright	29,600		2,911,456
GATX	36,585	[a]	2,252,904
HD Supply Holdings	60,615	[b]	2,576,744
Huntington Ingalls Industries	5,585		1,028,701
Lennox International	19,915	[a]	3,050,381
Oshkosh	29,200		1,886,612
Owens Corning	33,990		1,752,524
Spirit AeroSystems Holdings, Cl. A	39,955		2,331,374
Toro	51,500		2,881,425
Woodward	31,170		2,152,289
			26,813,479
Consumer Durables & Apparel - 5.5%
Brunswick	55,420		3,022,607
Kate Spade & Co	13,700	[b]	255,779
KB Home	78,680	[a]	1,243,931
NVR	1,470	[b]	2,453,430
Tempur Sealy International	37,700	[a,b]	2,574,156
TRI Pointe Group	58,805	[b]	675,081
			10,224,984
Consumer Services - 2.5%
Brinker International	39,870	[a]	1,974,761
Darden Restaurants	34,865		2,535,383
Wyndham Worldwide	2,270		173,360
			4,683,504
Diversified Financials - 2.9%
Affiliated Managers Group	13,850	[b]	2,012,405
CBOE Holdings	8,615		636,562

7

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.5% (continued)	Shares		Value ($)
Diversified Financials - 2.9% (continued)
SEI Investments	57,100		2,818,456
			5,467,423
Energy - 3.0%
CONSOL Energy	48,400		882,332
Dril-Quip	36,210	[b]	2,174,410
World Fuel Services	55,950		2,568,664
			5,625,406
Food & Staples Retailing - 1.2%
Casey's General Stores	1,800		213,984
Sprouts Farmers Markets	110,980	[a,b]	2,099,742
			2,313,726
Food, Beverage & Tobacco - 4.0%
Blue Buffalo Pet Products	47,900	[b]	1,151,516
Dean Foods	135,960		2,961,209
Ingredion	26,450		3,305,192
			7,417,917
Health Care Equipment & Services - 5.0%
Allscripts Healthcare Solutions	17,520	[b]	178,879
Halyard Health	41,200	[b]	1,523,576
Hologic	34,925	[b]	1,401,191
Teleflex	18,875		3,041,706
WellCare Health Plans	24,000	[b]	3,289,920
			9,435,272
Household & Personal Products - 1.3%
Church & Dwight	52,800		2,333,232
Insurance - 6.9%
Aspen Insurance Holdings	20,630		1,134,650
CNO Financial Group	136,360		2,611,294
Hanover Insurance Group	26,295		2,393,108
Old Republic International	124,260		2,360,940
Primerica	41,145	[a]	2,845,177
Reinsurance Group of America	12,945		1,628,869
			12,974,038
Materials - 8.8%
Bemis	18,820		899,972
Cabot	54,295		2,744,069
Celanese, Ser. A	12,900		1,015,746
Commercial Metals	82,750		1,802,295
Owens-Illinois	145,000	[b]	2,524,450

8

Common Stocks - 99.5% (continued)	Shares		Value ($)
Materials - 8.8% (continued)
PolyOne	34,605		1,108,744
Reliance Steel & Aluminum	32,420		2,578,687
Steel Dynamics	54,745		1,947,827
Worthington Industries	39,745		1,885,503
			16,507,293
Media - .9%
New York Times, Cl. A	122,725		1,632,243
Pharmaceuticals, Biotechnology & Life Sciences - 5.0%
Agilent Technologies	19,150		872,474
Charles River Laboratories International	30,820	[b]	2,348,176
Mettler-Toledo International	6,300	[b]	2,636,928
United Therapeutics	23,775	[a,b]	3,410,048
			9,267,626
Real Estate - 8.6%
First Industrial Realty Trust	100,400	[c]	2,816,220
General Growth Properties	71,665	[c]	1,790,192
Hospitality Properties Trust	67,535	[c]	2,143,561
Kilroy Realty	20,355	[c]	1,490,393
Lamar Advertising, Cl. A	45,095	[c]	3,032,188
Tanger Factory Outlet Centers	65,700	[c]	2,350,746
Weingarten Realty Investors	71,570	[c]	2,561,490
			16,184,790
Retailing - 2.9%
American Eagle Outfitters	152,680	[a]	2,316,155
Big Lots	52,040	[a]	2,612,928
Foot Locker	6,180	[a]	438,100
			5,367,183
Semiconductors & Semiconductor Equipment - .2%
Integrated Device Technology	12,445	[b]	293,204
Software & Services - 11.0%
Acxiom	31,250	[b]	837,500
ANSYS	6,415	[b]	593,323
CDK Global	3,200		191,008
Citrix Systems	28,525	[b]	2,547,568
Convergys	70,565	[a]	1,733,076
CoreLogic	48,530	[b]	1,787,360
DST Systems	25,900		2,775,185
Fair Isaac	10,900		1,299,498
Manhattan Associates	32,550	[b]	1,726,127

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.5% (continued)	Shares		Value ($)
Software & Services - 11.0% (continued)
Mentor Graphics	85,250		3,144,872
NeuStar, Cl. A	50,360	[a,b]	1,682,024
Nuance Communications	128,805	[b]	1,919,195
VeriSign	3,380	[a,b]	257,117
			20,493,853
Technology Hardware & Equipment - 4.2%
Arrow Electronics	17,265	[b]	1,230,995
Belden	24,080		1,800,462
InterDigital	16,720		1,527,372
NCR	83,335	[b]	3,380,068
			7,938,897
Telecommunication Services - .4%
CenturyLink	34,505	[a]	820,529
Utilities - 6.2%
FirstEnergy	58,775		1,820,262
Great Plains Energy	86,330		2,361,125
MDU Resources Group	105,900		3,046,743
NiSource	62,680		1,387,735
Westar Energy	52,390		2,952,176
			11,568,041
Total Common Stocks (cost $158,459,512)			186,170,110
Other Investment - .6%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,199,499)	1,199,499	[d]	1,199,499
Investment of Cash Collateral for Securities Loaned - 6.7%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $12,494,102)	12,494,102	[d]	12,494,102
Total Investments (cost $172,153,113)	106.8%		199,863,711
Liabilities, Less Cash and Receivables	(6.8%)		(12,665,216)
Net Assets	100.0%		187,198,495

aSecurity, or portion thereof, on loan. At December 31, 2016, the value of the fund’s securities on loan was $16,486,373 and the value of the collateral held by the fund was $17,006,370, consisting of cash collateral of $12,494,102 and U.S. Government & Agency securities valued at $4,512,268.
bNon-income producing security.
cInvestment in real estate investment trust.
dInvestment in affiliated money market mutual fund.

10

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	14.3
Software & Services	11.0
Materials	8.8
Real Estate	8.6
Money Market Investments	7.3
Insurance	6.9
Utilities	6.2
Consumer Durables & Apparel	5.5
Health Care Equipment & Services	5.0
Pharmaceuticals, Biotechnology & Life Sciences	5.0
Banks	4.7
Technology Hardware & Equipment	4.2
Food, Beverage & Tobacco	4.0
Energy	3.0
Diversified Financials	2.9
Retailing	2.9
Consumer Services	2.5
Household & Personal Products	1.3
Food & Staples Retailing	1.2
Media	.9
Telecommunication Services	.4
Semiconductors & Semiconductor Equipment	.2
106.8

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $16,486,373)—Note 1(b):
Unaffiliated issuers	158,459,512	186,170,110
Affiliated issuers	13,693,601	13,693,601
Cash		11,547
Dividends and securities lending income receivable		263,582
Prepaid expenses		2,110
		200,140,950
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		152,578
Liability for securities on loan—Note 1(b)		12,494,102
Payable for shares of Beneficial Interest redeemed		237,286
Accrued expenses		58,489
		12,942,455
Net Assets ($)		187,198,495
Composition of Net Assets ($):
Paid-in capital		154,669,459
Accumulated undistributed investment income—net		1,911,067
Accumulated net realized gain (loss) on investments		2,907,371
Accumulated net unrealized appreciation (depreciation) on investments		27,710,598
Net Assets ($)		187,198,495

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	123,226,202	63,972,293
Shares Outstanding	6,133,274	3,197,823
Net Asset Value Per Share ($)	20.09	20.00

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,374,246
Affiliated issuers	3,260
Income from securities lending—Note 1(b)	84,609
Total Income	3,462,115
Expenses:
Management fee—Note 3(a)	1,286,415
Distribution fees—Note 3(b)	137,939
Professional fees	62,574
Trustees’ fees and expenses—Note 3(c)	46,846
Custodian fees—Note 3(b)	24,256
Prospectus and shareholders’ reports	17,643
Loan commitment fees—Note 2	1,859
Shareholder servicing costs—Note 3(b)	1,464
Miscellaneous	14,807
Total Expenses	1,593,803
Less—reduction in fees due to earnings credits—Note 3(b)	(50)
Net Expenses	1,593,753
Investment Income—Net	1,868,362
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,001,502
Net unrealized appreciation (depreciation) on investments	19,665,475
Net Realized and Unrealized Gain (Loss) on Investments	22,666,977
Net Increase in Net Assets Resulting from Operations	24,535,339

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
Operations ($):
Investment income—net	1,868,362	1,682,208
Net realized gain (loss) on investments	3,001,502	11,812,133
Net unrealized appreciation (depreciation) on investments	19,665,475	(17,983,109)
Net Increase (Decrease) in Net Assets Resulting from Operations	24,535,339	(4,488,768)
Distributions to Shareholders from ($):
Investment income—net:
Initial Shares	(1,238,123)	(944,587)
Service Shares	(437,208)	(179,129)
Net realized gain on investments:
Initial Shares	(8,219,760)	(24,657,461)
Service Shares	(3,656,285)	(6,393,134)
Total Distributions	(13,551,376)	(32,174,311)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	9,957,409	9,905,018
Service Shares	15,951,441	28,104,037
Distributions reinvested:
Initial Shares	9,457,883	25,602,048
Service Shares	4,093,493	6,572,263
Cost of shares redeemed:
Initial Shares	(26,474,897)	(44,189,452)
Service Shares	(9,488,390)	(12,307,883)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	3,496,939	13,686,031
Total Increase (Decrease) in Net Assets	14,480,902	(22,977,048)
Net Assets ($):
Beginning of Period	172,717,593	195,694,641
End of Period	187,198,495	172,717,593
Undistributed investment income—net	1,911,067	1,718,036
Capital Share Transactions (Shares):
Initial Shares
Shares sold	530,948	482,702
Shares issued for distributions reinvested	537,991	1,278,824
Shares redeemed	(1,445,546)	(2,221,204)
Net Increase (Decrease) in Shares Outstanding	(376,607)	(459,678)
Service Shares
Shares sold	863,832	1,364,856
Shares issued for distributions reinvested	233,381	328,942
Shares redeemed	(514,524)	(611,910)
Net Increase (Decrease) in Shares Outstanding	582,689	1,081,888

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	18.95	23.03	20.87	15.68	13.16
Investment Operations:
Investment income—net[a]	.21	.18	.14	.20	.23
Net realized and unrealized gain (loss) on investments	2.50	(.50)	2.35	5.24	2.36
Total from Investment Operations	2.71	(.32)	2.49	5.44	2.59
Distributions:
Dividends from investment income—net	(.21)	(.14)	(.21)	(.25)	(.07)
Dividends from net realized gain on investments	(1.36)	(3.62)	(.12)	-	-
Total Distributions	(1.57)	(3.76)	(.33)	(.25)	(.07)
Net asset value, end of period	20.09	18.95	23.03	20.87	15.68
Total Return (%)	15.47	(2.29)	12.09	34.99	19.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.85	.85	.86	.85
Ratio of net expenses to average net assets	.85	.85	.85	.86	.85
Ratio of net investment income to average net assets	1.16	.89	.64	1.11	1.58
Portfolio Turnover Rate	65.52	80.27	83.06	68.72	73.96
Net Assets, end of period ($ x 1,000)	123,226	123,354	160,482	158,682	128,410

a Based on average shares outstanding.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	18.88	22.97	20.83	15.65	13.14
Investment Operations:
Investment income—net[a]	.17	.15	.09	.16	.19
Net realized and unrealized gain (loss) on investments	2.47	(.52)	2.34	5.23	2.35
Total from Investment Operations	2.64	(.37)	2.43	5.39	2.54
Distributions:
Dividends from investment income—net	(.16)	(.10)	(.17)	(.21)	(.03)
Dividends from net realized gain on investments	(1.36)	(3.62)	(.12)	-	-
Total Distributions	(1.52)	(3.72)	(.29)	(.21)	(.03)
Net asset value, end of period	20.00	18.88	22.97	20.83	15.65
Total Return (%)	15.20	(2.52)	11.76	34.70	19.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.10	1.10	1.11	1.10
Ratio of net expenses to average net assets	1.10	1.10	1.10	1.11	1.10
Ratio of net investment income to average net assets	.94	.72	.40	.86	1.32
Portfolio Turnover Rate	65.52	80.27	83.06	68.72	73.96
Net Assets, end of period ($ x 1,000)	63,972	49,363	35,213	23,838	17,836

a Based on average shares outstanding.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

MidCap Stock Portfolio (the “fund”) is a separate diversified series of Dreyfus Investment Portfolios (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

17

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

18

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2016 in valuing the fund’s investments:

19

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities- Domestic Common Stocks†	186,170,110	-	-	186,170,110
Registered Investment Companies	13,693,601	-	-	13,693,601

† See Statement of Investments for additional detailed categorizations.

At December 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2016, The Bank of New York Mellon earned $17,892 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in

20

affiliated investment companies during the period ended December 31, 2016 were as follows:

Affiliated Investment Company	Value 12/31/2015 ($)	Purchases ($)	Sales ($)	Value 12/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	2,401,926	120,703,813	123,105,739	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund††	458,721	25,660,748	24,919,970	1,199,499.6
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	47,453,503	34,959,401	12,494,102	6.7
Total	2,860,647	193,818,064	182,985,110	13,693,601	7.3

† During the period ended December 31, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.
†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

21

NOTES TO FINANCIAL STATEMENTS (continued)

tax expense in the Statement of Operations. During the period ended December 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,887,753, undistributed capital gains $2,994,498 and unrealized appreciation $27,623,471.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2016 and December 31, 2015 were as follows: ordinary income $1,675,331 and $8,873,053, and long-term capital gains $11,876,045 and $23,301,258, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers

22

acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2016, Service shares were charged $137,939 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2016, the fund was charged $1,191 for transfer agency services and $107 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $50.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2016, the fund was charged $24,256 pursuant to the custody agreement.

During the period ended December 31, 2016, the fund was charged $9,640 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $119,947, Distribution Plan fees $13,568, custodian fees $11,453, Chief Compliance Officer fees $7,314 and transfer agency fees $296.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2016, amounted to $112,351,705 and $120,608,635, respectively.

23

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2016, the cost of investments for federal income tax purposes was $172,240,240; accordingly, accumulated net unrealized appreciation on investments was $27,623,471, consisting of $31,633,002 gross unrealized appreciation and $4,009,531 gross unrealized depreciation.

24

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Investment Portfolios, MidCap Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, MidCap Stock Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, MidCap Stock Portfolio at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2017

25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2016 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund hereby reports $1.3623 per share as a long-term capital gain distribution paid on March 23, 2016.

26

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 20-21, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (ranking first in the Performance Group for all periods, except for the ten-year period), except for the ten-year period when the fund’s performance was slightly below the Performance Universe median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were at the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner

28

that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

29

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Gordon J. Davis (75)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

•  Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 58

———————

30

Nathan Leventhal (73)

Board Member (2009)

Principal Occupation During Past 5 Years:

•  President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 48

———————

Robin A. Melvin (53)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Roslyn M. Watson (67)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (70)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

31

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

J. Charles Cardona (61)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired President and a Director of the Manager (2008-2016), Chairman of the Distributor (2013-2016, Executive Vice President, 1997-2013),

No. of Portfolios for which Board Member Serves: 34

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with The Dreyfus Corporation.

———————

Isabel P. Dunst (69)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 34

Isabel P. Dunst is deemed to be an “interested person” (as defined under the Act) of the Company as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

32

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of MBSC Securities Corporation since June 2007. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 61 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

33

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

34

NOTES

35

NOTES

36

NOTES

37

For More Information

Dreyfus Investment Portfolios, MidCap Stock Portfolio

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0174AR1216

Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio

ANNUAL REPORT December 31, 2016

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio, covering the 12-month period from January 1, 2016 through December 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds advanced over 2016 despite bouts of market volatility stemming from various economic and political developments. In January, stocks declined sharply and long-term interest rates fell in response to sluggish global economic growth, falling commodity prices, and worries following the first increase in short-term U.S. interest rates in nearly a decade. However, equities began a sustained rebound in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies, and commodity prices recovered. After a bout of volatility in June stemming from the United Kingdom’s referendum to leave the European Union, stocks generally continued to climb over the summer. Stock prices moderated in advance of U.S. elections, but markets subsequently rallied to new highs in anticipation of changes in U.S. fiscal and tax policies. In the bond market, yields of high-quality government bonds moved lower over much of the reporting period amid robust investor demand for current income, but yields surged higher after the election due to expectations of rising interest rates. Corporate-backed bonds fared especially well in this environment.

The transition to a new U.S. president and ongoing global economic headwinds suggest that volatility may persist in the financial markets. Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges. Consequently, selectivity seems likely to be an important determinant of investment success in 2017. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
January 17, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2016 through December 31, 2016, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2016, Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio produced a total return of 25.73%.1 In comparison, the fund’s benchmark, the S&P SmallCap 600 Index (the “Index”), produced a 26.56% total return for the same period.2,3

Small-cap stocks achieved robust returns in 2016 on the strength of positive U.S. economic growth and expectations of changing fiscal, tax, and regulatory policies under a new presidential administration. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index. To pursue its goal, the fund invests in a representative sample of stocks included in the Index, and in futures whose performance is tied to the Index.

The fund attempts to have a correlation between its performance and that of the index of at least .95, before fees and expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated. The fund’s portfolio managers select investments for the fund by using a “sampling” process based on market capitalization, industry representation and other fundamental benchmark characteristics.

Economic and Political Developments Drove Equity Markets

U.S. stocks across all capitalization ranges moved sharply lower over the opening weeks of 2016 in the midst of weakening commodity prices, disappointing global economic data, and higher short-term U.S. interest rates. However, equities began a dramatic recovery in February and rallied through the spring in response to rebounding commodity prices, more accommodative global monetary policies from major central banks, and indications that additional U.S. rate increases would be delayed.

The market’s advance faltered in June over concerns regarding the United Kingdom’s referendum to leave the European Union, but the decline proved short lived. By early July, the market had regained most of its lost ground, and encouraging U.S. economic data helped the Index advance further over the summer. Stocks gave back some of their previous gains in October when investors became more cautious ahead of the presidential election. After the election, stocks again rallied strongly, and the Index rose to record highs as investors anticipated higher government spending, lower corporate taxes, and a less stringent regulatory environment under a new presidential administration.

For the reporting period overall, small-cap stocks produced higher returns than their large-cap and midcap counterparts, in part because the domestic focus of small-cap companies helped to shelter them from international economic and trade policy concerns.

Industrial and Technology Stocks Led the 2016 Market

The Index’s strong advance during 2016 was led by the industrials sector, which fared especially well after the presidential election amid expectations of rising government spending on

3

DISCUSSION OF FUND PERFORMANCE (continued)

infrastructure construction and repair. This development especially benefited large equipment producers and makers of building products. Meanwhile, airlines gained value when reduced industry capacity led to higher ticket prices. Gains in the information technology sector were driven by growing smartphone sales and rising mergers-and-acquisitions activity. For example, smaller electronic equipment producers benefited from robust demand for the lasers, advanced fuses, and semiconductors used in the manufacture of flat screens for smartphones, televisions, and automobiles.

The financials sector languished for much of 2016, in part due to the dampening effect of low interest rates and high regulatory costs on profit margins. However, banks and other financial institutions gained considerable ground in the weeks after the presidential election as investors looked forward to higher interest rates stemming from new pro-growth fiscal policies, an easing of costly banking regulations, lower corporate tax rates, and higher trading volumes.

In contrast, the health care sector produced only a modestly positive total return in 2016. Pharmaceutical developers contended throughout the year with industrywide pricing pressures, and service providers struggled late in the year with uncertainty surrounding the future of the Affordable Care Act. Biotechnology firms also were hurt by delays in regulatory approvals for new medicines. Although the consumer discretionary sector produced double-digit returns for the year overall, it lagged market averages as a result of weakness in the retailing and media industry groups. Sluggish spending trends, reduced store traffic volumes, and competition from online commerce hindered financial results for many small retailers, and poor advertising revenues and online competition hurt earnings for newspaper publishers.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, we have been encouraged by the stock market’s resilience in the face of political change and persistent global economic headwinds. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

January 17, 2017

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio made available through insurance products may be similar to other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. The Dreyfus Corporation has agreed to pay all of the fund’s expenses except management fees, Rule 12b-1 fees, and certain other expenses, including fees and expenses of the non-interested board members and their counsel.
2 Source: Lipper Inc. — The S&P SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance. Investors cannot invest directly in any index.
3 “Standard & Poor’s®,” “S&P®,” and “Standard & Poor’s® SmallCap 600 Index” are trademarks of Standard & Poor’s Financial Services LLC (“Standard & Poor’s”), and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolio and the S&P SmallCap 600 Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio on 12/31/06 to a $10,000 investment made in the Index on that date.

The fund is subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses. The Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/16
	1 Year	5 Years	10 Years
Portfolio	25.73%	16.02%	8.60%
S&P SmallCap 600 Index	26.56%	16.62%	9.03%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio from July 1, 2016 to December 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2016

Expenses paid per $1,000†	$3.30
Ending value (after expenses)	$1,186.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2016

Expenses paid per $1,000†	$3.05
Ending value (after expenses)	$1,022.12

† Expenses are equal to the fund’s annualized expense ratio of .60%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
December 31, 2016

Common Stocks - 99.2%	Shares		Value ($)
Automobiles & Components - 1.8%
American Axle & Manufacturing Holdings	59,995	[a]	1,157,903
Cooper-Standard Holding	13,998	[a]	1,447,113
Dorman Products	20,333	[a]	1,485,529
Drew Industries	19,140		2,062,335
Fox Factory Holding	16,159	[a]	448,412
Gentherm	26,291	[a]	889,950
Motorcar Parts of America	9,250	[a]	249,010
Standard Motor Products	12,206		649,603
Superior Industries International	15,892		418,754
Winnebago Industries	18,060	[b]	571,599
			9,380,208
Banks - 12.5%
Ameris Bancorp	28,445		1,240,202
Astoria Financial	61,746		1,151,563
Banc of California	43,341	[b]	751,966
Bank Mutual	48,677		459,998
Banner	16,819		938,668
BofI Holding	37,777	[a,b]	1,078,533
Boston Private Financial Holdings	71,015		1,175,298
Brookline Bancorp	59,282		972,225
Cardinal Financial	20,581		674,851
Central Pacific Financial	27,298		857,703
City Holding	11,305		764,218
Columbia Banking System	44,913		2,006,713
Community Bank System	30,517	[b]	1,885,645
Customers Bancorp	24,608	[a]	881,459
CVB Financial	78,237		1,793,974
Dime Community Bancshares	29,602		595,000
Fidelity Southern	12,829		303,662
First BanCorp	97,237	[a]	642,737
First Commonwealth Financial	75,862		1,075,723
First Financial Bancorp	49,734		1,414,932
First Financial Bankshares	50,056	[b]	2,262,531
First Midwest Bancorp	55,406		1,397,893
First NBC Bank Holding	10,807	[a,b]	78,891
Glacier Bancorp	57,914		2,098,224
Great Western Bancorp	39,754		1,732,877

7

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.2% (continued)	Shares		Value ($)
Banks - 12.5% (continued)
Hanmi Financial	28,113		981,144
Home BancShares	93,116		2,585,831
HomeStreet	16,866	[a]	532,966
Hope Bancorp	87,332		1,911,697
Independent Bank	22,085		1,555,888
LegacyTexas Financial Group	29,177		1,256,362
LendingTree	4,224	[a,b]	428,102
National Bank Holdings, Cl. A	23,999		765,328
NBT Bancorp	32,730	[b]	1,370,732
Northfield Bancorp	40,619		811,161
Northwest Bancshares	66,620		1,201,159
OFG Bancorp	40,775		534,153
Old National Bancorp	92,485		1,678,603
Opus Bank	10,237		307,622
Oritani Financial	32,881		616,519
Pinnacle Financial Partners	29,872		2,070,130
Provident Financial Services	40,346		1,141,792
S&T Bancorp	21,689		846,739
ServisFirst Bancshares	30,202	[b]	1,130,763
Simmons First National, Cl. A	19,452		1,208,942
Southside Bancshares	22,775		857,934
Sterling Bancorp	93,131		2,179,265
Texas Capital Bancshares	34,095	[a]	2,673,048
Tompkins Financial	10,433		986,336
TrustCo Bank	58,886		515,253
United Bankshares	57,511	[b]	2,659,884
United Community Banks	48,164		1,426,618
Walker & Dunlop	21,476	[a]	670,051
Westamerica Bancorporation	18,802	[b]	1,183,210
Wintrust Financial	36,268		2,631,969
			66,954,687
Capital Goods - 10.0%
AAON	32,826		1,084,899
AAR	22,521		744,319
Actuant, Cl. A	40,824	[b]	1,059,383
Aegion	22,030	[a]	522,111
Aerojet Rocketdyne Holdings	50,905	[a]	913,745
Aerovironment	9,699	[a,b]	260,224
Alamo Group	8,690		661,309

8

Common Stocks - 99.2% (continued)	Shares		Value ($)
Capital Goods - 10.0% (continued)
Albany International, Cl. A	18,642		863,125
American Woodmark	11,857	[a]	892,239
Apogee Enterprises	20,336		1,089,196
Applied Industrial Technologies	27,414		1,628,392
Astec Industries	16,555		1,116,800
AZZ	18,933		1,209,819
Barnes Group	37,011		1,755,062
Briggs & Stratton	26,629		592,762
Chart Industries	25,628	[a]	923,121
CIRCOR International	11,283		732,041
Comfort Systems USA	29,354		977,488
Cubic	15,512		743,800
DXP Enterprises	9,578	[a]	332,740
Encore Wire	13,980		606,033
Engility Holdings	12,341	[a]	415,892
EnPro Industries	14,063	[b]	947,284
ESCO Technologies	17,189		973,757
Federal Signal	49,967		779,985
Franklin Electric	24,858		966,976
General Cable	37,624		716,737
Gibraltar Industries	26,669	[a]	1,110,764
Greenbrier Companies	22,099	[b]	918,213
Griffon	22,456	[b]	588,347
Harsco	55,515		755,004
Hillenbrand	49,799		1,909,792
Insteel Industries	12,523		446,320
John Bean Technologies	20,127		1,729,916
Kaman	17,441		853,388
Lindsay	5,993	[b]	447,138
Lydall	14,798	[a]	915,256
Mercury Systems	26,275	[a]	794,030
Moog, Cl. A	25,098	[a]	1,648,437
Mueller Industries	42,585		1,701,697
MYR Group	15,977	[a]	602,013
National Presto Industries	2,856	[b]	303,878
Orion Group Holdings	13,205	[a]	131,390
Patrick Industries	10,766	[a]	821,446
PGT	29,745	[a]	340,580
Powell Industries	6,957		271,323

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.2% (continued)	Shares		Value ($)
Capital Goods - 10.0% (continued)
Proto Labs	16,969	[a,b]	871,358
Quanex Building Products	31,665		642,800
Raven Industries	22,464		566,093
Simpson Manufacturing	29,671		1,298,106
SPX	35,216	[a]	835,324
SPX FLOW	28,667		919,064
Standex International	10,258		901,165
TASER International	41,447	[a,b]	1,004,675
Tennant	12,130		863,656
Titan International	26,746	[b]	299,823
Trex	23,993	[a]	1,545,149
Universal Forest Products	16,130		1,648,163
Veritiv	4,819	[a]	259,021
Vicor	6,324	[a]	95,492
Wabash National	57,437	[b]	908,653
Watts Water Technologies, Cl. A	18,308		1,193,682
			53,650,395
Commercial & Professional Services - 5.5%
ABM Industries	37,460		1,529,866
Brady, Cl. A	38,018		1,427,576
Brink's	35,077		1,446,926
Essendant	23,202		484,922
Exponent	17,517		1,056,275
G&K Services, Cl. A	15,684		1,512,722
Healthcare Services Group	50,214	[b]	1,966,882
Heidrick & Struggles International	18,289		441,679
Insperity	15,404		1,092,914
Interface	54,050		1,002,627
Kelly Services, Cl. A	26,769		613,545
Korn/Ferry International	37,618		1,107,098
LSC Communications	18,582		551,514
Matthews International, Cl. A	22,042		1,693,928
Mobile Mini	28,897		874,134
Multi-Color	9,241		717,102
Navigant Consulting	32,752	[a]	857,447
On Assignment	37,761	[a]	1,667,526
R.R. Donnelley & Sons Co.	50,747	[b]	828,191
Resources Connection	19,230		370,178
Team	19,980	[a,b]	784,215

10

Common Stocks - 99.2% (continued)	Shares		Value ($)
Commercial & Professional Services - 5.5% (continued)
Tetra Tech	39,212		1,691,998
TrueBlue	35,789	[a]	882,199
UniFirst	11,086		1,592,504
US Ecology	12,841		631,135
Viad	13,869		611,623
WageWorks	26,299	[a]	1,906,677
			29,343,403
Consumer Durables & Apparel - 3.3%
Arctic Cat	2,882	[a,b]	43,288
Callaway Golf	77,614		850,649
Cavco Industries	6,235	[a]	622,565
Crocs	56,695	[a]	388,928
Ethan Allen Interiors	22,249	[b]	819,876
G-III Apparel Group	31,265	[a]	924,193
Iconix Brand Group	41,516	[a]	387,759
Installed Building Products	12,771	[a]	527,442
iRobot	21,823	[a,b]	1,275,554
La-Z-Boy	39,585		1,229,114
LGI Homes	8,782	[a,b]	252,307
M.D.C. Holdings	29,247		750,478
M/I Homes	19,688	[a]	495,744
Meritage Homes	30,469	[a]	1,060,321
Movado Group	12,012		345,345
Nautilus	18,185	[a,b]	336,423
Oxford Industries	9,997	[b]	601,120
Perry Ellis International	14,574	[a]	363,038
Steven Madden	43,552	[a]	1,556,984
Sturm Ruger & Co.	15,992	[b]	842,778
TopBuild	31,484	[a]	1,120,830
Unifi	6,466	[a]	210,986
Universal Electronics	8,629	[a]	557,002
Vera Bradley	27,356	[a]	320,612
WCI Communities	11,161	[a]	261,725
Wolverine World Wide	76,814		1,686,067
			17,831,128
Consumer Services - 3.2%
American Public Education	10,067	[a]	247,145
Belmond, Cl. A	51,185	[a]	683,320
Biglari Holdings	752	[a]	355,846

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.2% (continued)	Shares		Value ($)
Consumer Services - 3.2% (continued)
BJ's Restaurants	17,256	[a]	678,161
Bob Evans Farms	13,732		730,680
Boyd Gaming	67,197	[a]	1,355,363
Capella Education	7,505		658,939
Career Education	51,594	[a]	520,583
Chuy's Holdings	11,510	[a]	373,500
Dave & Buster's Entertainment	29,464	[a]	1,658,823
DineEquity	12,356		951,412
El Pollo Loco Holdings	15,034	[a,b]	184,918
Fiesta Restaurant Group	18,536	[a]	553,300
ILG	69,866		1,269,465
Marcus	10,120		318,780
Marriott Vacations Worldwide	16,843	[b]	1,429,129
Monarch Casino & Resort	6,498	[a]	167,518
Popeyes Louisiana Kitchen	17,254	[a]	1,043,522
Red Robin Gourmet Burgers	7,342	[a]	414,089
Regis	16,914	[a]	245,591
Ruby Tuesday	27,633	[a]	89,255
Ruth's Hospitality Group	28,065		513,590
Scientific Games, Cl. A	41,872	[a,b]	586,208
Sonic	34,830		923,343
Strayer Education	7,765	[a]	626,092
Wingstop	20,762		614,348
			17,192,920
Diversified Financials - 2.6%
Calamos Asset Management, Cl. A	1,107		9,465
Capstead Mortgage	72,934	[c]	743,197
Donnelley Financial Solutions	18,582		427,014
Encore Capital Group	15,456	[a,b]	442,814
Enova International	15,929	[a]	199,909
Evercore Partners, Cl. A	30,653		2,105,861
EZCORP, Cl. A	23,359	[a]	248,773
Financial Engines	37,553	[b]	1,380,073
FirstCash	34,057		1,600,679
Green Dot, Cl. A	32,919	[a]	775,242
Greenhill & Co.	25,698		711,835
Interactive Brokers Group, Cl. A	46,446	[b]	1,695,743
INTL. FCStone	9,952	[a]	394,099
Investment Technology Group	17,301		341,522

12

Common Stocks - 99.2% (continued)	Shares		Value ($)
Diversified Financials - 2.6% (continued)
Piper Jaffray	12,333	[a]	894,142
PRA Group	32,909	[a,b]	1,286,742
Virtus Investment Partners	3,086	[b]	364,302
World Acceptance	6,316	[a,b]	405,992
			14,027,404
Energy - 3.6%
Archrock	53,614		707,705
Atwood Oceanics	51,825	[b]	680,462
Bill Barrett	74,590	[a]	521,384
Bristow Group	24,254	[b]	496,722
CARBO Ceramics	14,459	[a,b]	151,241
Carrizo Oil & Gas	48,743	[a]	1,820,551
Cloud Peak Energy	43,634	[a,b]	244,787
Contango Oil & Gas	25,529	[a]	238,441
Era Group	10,874	[a]	184,532
Exterran	18,210		435,219
Geospace Technologies	11,124	[a,b]	226,485
Green Plains	29,023		808,291
Gulf Island Fabrication	9,026		107,409
Helix Energy Solutions Group	79,933	[a]	705,009
Hornbeck Offshore Services	34,165	[a,b]	246,671
Matrix Service	24,747	[a]	561,757
Newpark Resources	53,270	[a]	399,525
Northern Oil and Gas	65,150	[a,b]	179,163
PDC Energy	39,189	[a]	2,844,338
Pioneer Energy Services	56,043	[a]	383,895
REX American Resources	4,497	[a]	444,079
SEACOR Holdings	9,941	[a]	708,594
Synergy Resources	132,270	[a,b]	1,178,526
Tesco	34,444	[a]	284,163
TETRA Technologies	81,691	[a]	410,089
Tidewater	50,566	[a,b]	172,430
Unit	41,429	[a]	1,113,197
US Silica Holdings	50,181		2,844,259
			19,098,924
Food & Staples Retailing - .5%
Andersons	16,584		741,305
SpartanNash	27,857		1,101,466

13

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.2% (continued)	Shares		Value ($)
Food & Staples Retailing - .5% (continued)
SUPERVALU	186,354	[a]	870,273
			2,713,044
Food, Beverage & Tobacco - 1.7%
B&G Foods	47,376	[b]	2,075,069
Calavo Growers	13,430		824,602
Cal-Maine Foods	18,883	[b]	834,157
Darling Ingredients	121,795	[a]	1,572,373
J&J Snack Foods	9,755		1,301,610
Sanderson Farms	14,528	[b]	1,369,119
Seneca Foods, Cl. A	3,166	[a]	126,798
Universal	19,183	[b]	1,222,916
			9,326,644
Health Care Equipment & Services - 8.0%
Abaxis	16,834		888,330
Aceto	21,592		474,376
Adeptus Health, Cl. A	9,536	[a,b]	72,855
Air Methods	24,465	[a,b]	779,210
Almost Family	4,966	[a]	219,001
Amedisys	19,779	[a]	843,179
AMN Healthcare Services	34,385	[a]	1,322,103
Analogic	9,725	[b]	806,689
AngioDynamics	31,070	[a]	524,151
Anika Therapeutics	9,616	[a]	470,799
BioTelemetry	25,985	[a]	580,765
Cantel Medical	26,738		2,105,617
Chemed	12,695		2,036,405
Community Health Systems	80,903	[a]	452,248
Computer Programs & Systems	3,372	[b]	79,579
CONMED	15,335		677,347
CorVel	7,586	[a]	277,648
Cross Country Healthcare	22,752	[a]	355,159
CryoLife	15,470	[a]	296,251
Cynosure, Cl. A	19,073	[a]	869,729
Diplomat Pharmacy	28,298	[a,b]	356,555
Ensign Group	29,538		656,039
Haemonetics	41,887	[a]	1,683,857
HealthEquity	30,149	[a,b]	1,221,637
HealthStream	14,103	[a]	353,280
Healthways	26,280	[a]	597,870

14

Common Stocks - 99.2% (continued)	Shares		Value ($)
Health Care Equipment & Services - 8.0% (continued)
HMS Holdings	70,861	[a]	1,286,836
ICU Medical	10,037	[a]	1,478,952
Inogen	13,430	[a,b]	902,093
Integer Holdings	15,658	[a]	461,128
Integra LifeSciences Holdings	23,847	[a]	2,045,834
Invacare	16,612		216,787
Kindred Healthcare	49,016		384,776
Landauer	7,625		366,763
LHC Group	11,843	[a]	541,225
Magellan Health	16,707	[a]	1,257,202
Masimo	34,074	[a]	2,296,588
Medidata Solutions	39,667	[a]	1,970,260
Meridian Bioscience	28,214		499,388
Merit Medical Systems	28,182	[a]	746,823
Natus Medical	28,758	[a]	1,000,778
Neogen	26,250	[a]	1,732,500
Omnicell	23,279	[a]	789,158
PharMerica	19,622	[a]	493,493
Providence Service	7,760	[a]	295,268
Quality Systems	35,397	[a]	465,471
Quorum Health	26,493	[a]	192,604
Select Medical Holdings	76,217	[a]	1,009,875
Surgical Care Affiliates	19,656	[a]	909,483
SurModics	11,952	[a]	303,581
U.S. Physical Therapy	8,450		593,190
Vascular Solutions	10,116	[a]	567,508
Zeltiq Aesthetics	25,840	[a,b]	1,124,557
			42,932,800
Household & Personal Products - .6%
Central Garden & Pet	12,204	[a,b]	403,830
Central Garden & Pet, Cl. A	20,417	[a]	630,885
Inter Parfums	12,560		411,340
Medifast	10,428		434,118
WD-40	11,548	[b]	1,349,961
			3,230,134
Insurance - 3.0%
American Equity Investment Life Holding	58,763		1,324,518
AMERISAFE	15,524		967,921
eHealth	6,541	[a]	69,662

15

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.2% (continued)	Shares		Value ($)
Insurance - 3.0% (continued)
Employers Holdings	24,714		978,674
HCI Group	7,204		284,414
Horace Mann Educators	25,847		1,106,252
Infinity Property & Casualty	6,338		557,110
Maiden Holdings	61,849	[b]	1,079,265
Navigators Group	6,823		803,408
ProAssurance	37,484		2,106,601
RLI	26,018		1,642,516
Safety Insurance Group	11,955		881,083
Selective Insurance Group	42,073		1,811,243
Stewart Information Services	13,860		638,669
United Fire Group	13,444		661,041
United Insurance Holdings	20,554	[b]	311,188
Universal Insurance Holdings	29,481		837,260
			16,060,825
Materials - 6.3%
A. Schulman	18,969		634,513
AdvanSix	21,500		476,010
AK Steel Holding	224,350	[a]	2,290,613
American Vanguard	24,989		478,539
Balchem	21,806		1,829,960
Boise Cascade	24,106	[a]	542,385
Calgon Carbon	37,249		633,233
Century Aluminum	25,331	[a]	216,833
Chemours	136,357		3,012,126
Clearwater Paper	13,534	[a]	887,154
Deltic Timber	5,845		450,474
Flotek Industries	27,908	[a,b]	262,056
FutureFuel	24,713		343,511
Glatfelter	29,608		707,335
H.B. Fuller	39,405		1,903,656
Hawkins	4,260		229,827
Haynes International	5,991		257,553
Headwaters	54,296	[a]	1,277,042
Ingevity	28,893		1,585,070
Innophos Holdings	14,352		750,036
Innospec	17,320		1,186,420
Kaiser Aluminum	14,238		1,106,150
KapStone Paper and Packaging	61,835		1,363,462

16

Common Stocks - 99.2% (continued)	Shares		Value ($)
Materials - 6.3% (continued)
Koppers Holdings	15,946	[a]	642,624
Kraton	20,804	[a,b]	592,498
LSB Industries	9,842	[a,b]	82,870
Materion	15,893		629,363
Myers Industries	16,620		237,666
Neenah Paper	12,279		1,046,171
Olympic Steel	9,943		240,919
Quaker Chemical	9,347		1,195,855
Rayonier Advanced Materials	37,686	[b]	582,626
Schweitzer-Mauduit International	25,424		1,157,555
Stepan	14,241		1,160,357
Stillwater Mining	86,088	[a,b]	1,386,878
SunCoke Energy	46,193	[a]	523,829
TimkenSteel	31,589	[a]	488,998
Tredegar	24,178		580,272
US Concrete	8,007	[a,b]	524,459
			33,496,898
Media - .7%
E.W. Scripps, Cl. A	45,059	[a,b]	870,990
Gannett Company	93,013		903,156
New Media Investment Group	37,809		604,566
Scholastic	18,707		888,395
World Wrestling Entertainment, Cl. A	20,474		376,722
			3,643,829
Pharmaceuticals, Biotechnology & Life Sciences - 3.3%
Acorda Therapeutics	32,543	[a]	611,808
Albany Molecular Research	16,669	[a,b]	312,710
AMAG Pharmaceuticals	26,776	[a,b]	931,805
Amphastar Pharmaceuticals	29,551	[a,b]	544,329
ANI Pharmaceuticals	5,170	[a,b]	313,405
Cambrex	25,103	[a]	1,354,307
DepoMed	46,456	[a,b]	837,137
Eagle Pharmaceuticals	5,366	[a]	425,738
Emergent BioSolutions	28,881	[a]	948,452
Enanta Pharmaceuticals	10,507	[a]	351,985
Impax Laboratories	57,723	[a]	764,830
Innoviva	71,524	[a,b]	765,307
Lannett	22,289	[a,b]	491,472
Ligand Pharmaceuticals	14,000	[a,b]	1,422,540

17

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.2% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 3.3% (continued)
Luminex	32,306	[a]	653,550
Medicines	47,196	[a,b]	1,601,832
MiMedx Group	67,874	[a,b]	601,364
Momenta Pharmaceuticals	42,898	[a]	645,615
Nektar Therapeutics	101,818	[a]	1,249,307
Phibro Animal Health, Cl. A	13,015		381,340
Repligen	22,310	[a]	687,594
SciClone Pharmaceuticals	47,312	[a]	510,970
Spectrum Pharmaceuticals	50,435	[a,b]	223,427
Supernus Pharmaceuticals	35,893	[a]	906,298
			17,537,122
Real Estate - 6.1%
Acadia Realty Trust	56,576	[c]	1,848,904
Agree Realty	16,650	[c]	766,733
American Assets Trust	29,405	[c]	1,266,767
CareTrust	51,324	[c]	786,284
Cedar Realty Trust	39,978	[c]	261,056
Chesapeake Lodging Trust	47,132	[c]	1,218,834
CoreSite Realty	25,724	[c]	2,041,714
DiamondRock Hospitality	149,386	[c]	1,722,421
EastGroup Properties	26,004	[c]	1,920,135
Forestar Group	28,023	[a,c]	372,706
Four Corners Property Trust	47,105	[c]	966,595
Franklin Street Properties	69,483	[b,c]	900,500
GEO Group	53,571	[c]	1,924,806
Getty Realty	22,433	[c]	571,817
Government Properties Income Trust	44,896	[b,c]	855,942
HFF, Cl. A	29,521		893,010
Kite Realty Group Trust	56,056	[c]	1,316,195
Lexington Realty Trust	165,239	[c]	1,784,581
LTC Properties	31,639	[b,c]	1,486,400
Parkway	30,552	[a,c]	679,782
Pennsylvania Real Estate Investment Trust	55,342	[b,c]	1,049,284
PS Business Parks	15,459	[c]	1,801,283
RE/MAX Holdings, Cl. A	12,851		719,656
Retail Opportunity Investments	73,061	[c]	1,543,779
Sabra Health Care	50,818	[c]	1,240,976
Saul Centers	6,721	[c]	447,686
Summit Hotel Properties	70,947	[c]	1,137,280

18

Common Stocks - 99.2% (continued)	Shares		Value ($)
Real Estate - 6.1% (continued)
Universal Health Realty Income Trust	10,840	[c]	710,996
Urstadt Biddle Properties, Cl. A	24,912	[c]	600,628
			32,836,750
Retailing - 5.0%
Abercrombie & Fitch, Cl. A	47,721	[b]	572,652
Asbury Automotive Group	16,449	[a]	1,014,903
Ascena Retail Group	126,393	[a]	782,373
Barnes & Noble	46,519		518,687
Barnes and Noble Education	33,819	[a]	387,904
Big 5 Sporting Goods	20,316		352,483
Blue Nile	5,303		215,461
Buckle	23,265	[b]	530,442
Caleres	31,890		1,046,630
Cato, Cl. A	19,471		585,688
Core-Mark Holding	30,272		1,303,815
Express	59,864	[a]	644,137
Finish Line, Cl. A	36,834		692,848
Five Below	42,999	[a]	1,718,240
Francesca's Holdings	34,335	[a]	619,060
Fred's, Cl. A	12,833	[b]	238,180
FTD Companies	17,661	[a]	421,038
Genesco	16,988	[a]	1,054,955
Group 1 Automotive	16,151	[b]	1,258,809
Guess?	40,827	[b]	494,007
Haverty Furnitures	12,207		289,306
Hibbett Sports	13,391	[a,b]	499,484
Kirkland's	7,728	[a]	119,861
Lithia Motors, Cl. A	17,129		1,658,601
Lumber Liquidators Holdings	13,722	[a,b]	215,984
MarineMax	24,178	[a]	467,844
Monro Muffler Brake	22,741	[b]	1,300,785
NutriSystem	19,433		673,353
Ollie's Bargain Outlet Holdings	33,814	[a]	962,008
PetMed Express	8,780	[b]	202,555
Rent-A-Center	48,434	[b]	544,883
Select Comfort	36,718	[a]	830,561
Shoe Carnival	13,858		373,889
Sonic Automotive, Cl. A	18,949		433,932
Stein Mart	8,459		46,355

19

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.2% (continued)	Shares		Value ($)
Retailing - 5.0% (continued)
Tailored Brands	34,814		889,498
The Children's Place	14,315	[b]	1,445,099
Tile Shop Holdings	29,255	[a]	571,935
Tuesday Morning	11,062	[a]	59,735
Vitamin Shoppe	17,196	[a]	408,405
Zumiez	8,636	[a,b]	188,697
			26,635,082
Semiconductors & Semiconductor Equipment - 3.2%
Advanced Energy Industries	32,061	[a]	1,755,340
Brooks Automation	47,120		804,338
Cabot Microelectronics	15,350		969,659
CEVA	15,441	[a]	518,046
Cohu	23,974		333,239
Diodes	23,678	[a]	607,814
DSP Group	26,285	[a]	343,019
Exar	38,449	[a]	414,480
Kopin	30,842	[a]	87,591
Kulicke & Soffa Industries	59,968	[a]	956,490
MKS Instruments	37,392		2,221,085
Nanometrics	24,279	[a]	608,432
Power Integrations	21,516		1,459,861
Rambus	78,208	[a]	1,076,924
Rudolph Technologies	29,354	[a]	685,416
Semtech	49,473	[a]	1,560,873
Tessera Holding	37,282		1,647,864
Ultratech	23,704	[a]	568,422
Veeco Instruments	24,238	[a]	706,538
			17,325,431
Software & Services - 6.0%
8x8	59,155	[a]	845,916
Blackbaud	33,399		2,137,536
Blucora	26,720	[a]	394,120
Bottomline Technologies (de)	28,203	[a]	705,639
CACI International, Cl. A	16,993	[a]	2,112,230
Cardtronics, Cl. A	35,687	[a]	1,947,440
CSG Systems International	25,970		1,256,948
DHI Group	39,509	[a]	246,931
Ebix	15,754	[b]	898,766
ExlService Holdings	26,351	[a]	1,329,144

20

Common Stocks - 99.2% (continued)	Shares		Value ($)
Software & Services - 6.0% (continued)
Forrester Research	6,829		293,306
Liquidity Services	6,943	[a]	67,694
LivePerson	38,041	[a]	287,210
LogMeIn	17,701	[a]	1,709,032
ManTech International, Cl. A	19,696		832,156
MicroStrategy, Cl. A	7,375	[a]	1,455,825
Monotype Imaging Holdings	30,207		599,609
NIC	48,935		1,169,546
Perficient	31,543	[a]	551,687
Progress Software	40,691		1,299,264
Qualys	24,401	[a]	772,292
QuinStreet	18,606	[a]	69,959
Shutterstock	15,974	[a,b]	759,084
SPS Commerce	11,997	[a]	838,470
Stamps.com	11,602	[a,b]	1,330,169
Sykes Enterprises	31,449	[a]	907,618
Synchronoss Technologies	31,342	[a]	1,200,399
Take-Two Interactive Software	60,374	[a]	2,975,834
Tangoe	23,458	[a]	184,849
TeleTech Holdings	7,348		224,114
TiVo	82,653	[a]	1,727,448
VASCO Data Security International	29,657	[a,b]	404,818
Virtusa	16,037	[a]	402,849
XO Group	20,522	[a]	399,153
			32,337,055
Technology Hardware & Equipment - 6.0%
ADTRAN	33,603		751,027
Agilysys	7,915	[a]	81,999
Anixter International	19,042	[a]	1,543,354
Badger Meter	19,558		722,668
Bel Fuse, Cl. B	7,659		236,663
Benchmark Electronics	34,162	[a]	1,041,941
Black Box	14,232		217,038
CalAmp	28,714	[a]	416,353
Coherent	17,661	[a]	2,426,356
Comtech Telecommunications	9,173		108,700
Cray	26,008	[a]	538,366
CTS	20,943		469,123
Daktronics	32,023		342,646

21

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.2% (continued)	Shares		Value ($)
Technology Hardware & Equipment - 6.0% (continued)
Digi International	31,079	[a]	427,336
Electro Scientific Industries	43,172	[a,b]	255,578
Electronics For Imaging	34,534	[a]	1,514,661
ePlus	3,684	[a]	424,397
Fabrinet	23,354	[a]	941,166
FARO Technologies	14,552	[a]	523,872
Harmonic	35,310	[a,b]	176,550
II-VI	37,257	[a]	1,104,670
Insight Enterprises	22,517	[a]	910,587
Itron	26,915	[a]	1,691,608
Ixia	49,348	[a]	794,503
Lumentum Holdings	36,205	[a]	1,399,323
Methode Electronics	30,336		1,254,394
MTS Systems	10,694		606,350
NETGEAR	26,349	[a]	1,432,068
OSI Systems	11,661	[a]	887,635
Park Electrochemical	21,056		392,694
Plexus	23,741	[a]	1,282,964
Rogers	15,097	[a]	1,159,601
Sanmina	55,870	[a]	2,047,635
ScanSource	20,975	[a]	846,341
Super Micro Computer	26,478	[a]	742,708
TTM Technologies	72,213	[a]	984,263
Viavi Solutions	177,528	[a]	1,452,179
			32,149,317
Telecommunication Services - 1.1%
ATN International	6,498		520,685
Cincinnati Bell	29,510	[a]	659,549
Cogent Communications Holdings	32,675		1,351,111
Consolidated Communications Holdings	41,718	[b]	1,120,128
General Communication, Cl. A	18,218	[a]	354,340
Inteliquent	27,915		639,812
Iridium Communications	54,425	[a,b]	522,480
Lumos Networks	8,602	[a]	134,363
Spok Holdings	14,757		306,208
			5,608,676
Transportation - 2.7%
Allegiant Travel	9,475		1,576,640
ArcBest	14,574		402,971

22

Common Stocks - 99.2% (continued)	Shares		Value ($)
Transportation - 2.7% (continued)
Atlas Air Worldwide Holdings	19,905	[a]	1,038,046
Celadon Group	10,925	[b]	78,114
Echo Global Logistics	20,682	[a]	518,084
Forward Air	25,465		1,206,532
Hawaiian Holdings	41,966	[a]	2,392,062
Heartland Express	35,109	[b]	714,819
Hub Group, Cl. A	27,502	[a]	1,203,212
Knight Transportation	45,255		1,495,678
Marten Transport	17,814		415,066
Matson	27,533		974,393
Roadrunner Transportation Systems	37,615	[a]	390,820
Saia	15,367	[a]	678,453
SkyWest	42,185		1,537,643
			14,622,533
Utilities - 2.5%
ALLETE	36,959		2,372,398
American States Water	23,751		1,082,096
Avista	49,639		1,985,064
California Water Service Group	31,494		1,067,647
El Paso Electric	32,567		1,514,365
Northwest Natural Gas	19,092		1,141,702
South Jersey Industries	59,017		1,988,283
Spire	35,033		2,261,380
			13,412,935
Total Common Stocks (cost $389,488,532)			531,348,144
Short-Term Investments - .1%	Principal Amount ($)		Value ($)
U.S. Treasury Bills
0.52%, 3/16/17 (cost $499,466)	500,000	[d]	499,505
Other Investment - .9%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,920,308)	4,920,308	[e]	4,920,308

23

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral for Securities Loaned - 6.5%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $34,545,409)	34,545,409	[e]	34,545,409
Total Investments (cost $429,453,715)	106.7%		571,313,366
Liabilities, Less Cash and Receivables	(6.7%)		(35,710,010)
Net Assets	100.0%		535,603,356

aNon-income producing security.
bSecurity, or portion thereof, on loan. At December 31, 2016, the value of the fund’s securities on loan was $57,340,384 and the value of the collateral held by the fund was $58,458,648, consisting of cash collateral of $34,545,409 and U.S. Government & Agency securities valued at $23,913,239.
cInvestment in real estate investment trust.
dHeld by or on behalf of a counterparty for open futures contracts.
eInvestment in affiliated money market mutual fund.

24

Portfolio Summary (Unaudited) †	Value (%)
Banks	12.5
Capital Goods	10.0
Health Care Equipment & Services	8.0
Short-Term/Money Market Investments	7.5
Materials	6.3
Real Estate	6.1
Software & Services	6.0
Technology Hardware & Equipment	6.0
Commercial & Professional Services	5.5
Retailing	5.0
Energy	3.6
Consumer Durables & Apparel	3.3
Pharmaceuticals, Biotechnology & Life Sciences	3.3
Consumer Services	3.2
Semiconductors & Semiconductor Equipment	3.2
Insurance	3.0
Transportation	2.7
Diversified Financials	2.6
Utilities	2.5
Automobiles & Components	1.8
Food, Beverage & Tobacco	1.7
Telecommunication Services	1.1
Media	.7
Household & Personal Products	.6
Food & Staples Retailing	.5
106.7

† Based on net assets.

See notes to financial statements.

25

STATEMENT OF FUTURES
December 31, 2016

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized (Depreciation) ($)

Futures Long
Russell 2000 Mini	86	5,834,670	March 2017	(63,104)
Gross Unrealized Depreciation				(63,104)

See notes to financial statements.

26

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $57,340,384)—Note 1(b):
Unaffiliated issuers	389,987,998	531,847,649
Affiliated issuers	39,465,717	39,465,717
Cash		449,793
Dividends and securities lending income receivable		705,400
Other assets		12,306
		572,480,865
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		261,093
Liability for securities on loan—Note 1(b)		34,545,409
Payable for shares of Beneficial Interest redeemed		2,048,049
Payable for futures variation margin—Note 4		21,758
Accrued expenses		1,200
		36,877,509
Net Assets ($)		535,603,356
Composition of Net Assets ($):
Paid-in capital		372,843,775
Accumulated undistributed investment income—net		3,647,393
Accumulated net realized gain (loss) on investments		17,315,641
Accumulated net unrealized appreciation (depreciation) on investments [including ($63,104) net unrealized (depreciation) on futures]		141,796,547
Net Assets ($)		535,603,356
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		28,363,356
Net Asset Value Per Share ($)		18.88

See notes to financial statements.

27

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income ($):
Income:
Cash dividends (net of $577 foreign taxes withheld at source):
Unaffiliated issuers	5,414,630
Affiliated issuers	13,081
Income from securities lending—Note 1(b)	366,503
Interest	778
Total Income	5,794,992
Expenses:
Management fee—Note 3(a)	1,303,057
Distribution fees—Note 3(b)	930,755
Trustees’ fees—Note 3(a,c)	102,777
Loan commitment fees—Note 2	8,797
Interest expense—Note 2	207
Total Expenses	2,345,593
Less—Trustees’ fees reimbursed by Dreyfus—Note 3(a)	(102,777)
Net Expenses	2,242,816
Investment Income—Net	3,552,176
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	22,121,680
Net realized gain (loss) on futures	822,342
Net Realized Gain (Loss)	22,944,022
Net unrealized appreciation (depreciation) on investments	66,750,259
Net unrealized appreciation (depreciation) on futures	(57,351)
Net Unrealized Appreciation (Depreciation)	66,692,908
Net Realized and Unrealized Gain (Loss) on Investments	89,636,930
Net Increase in Net Assets Resulting from Operations	93,189,106

See notes to financial statements.

28

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
Operations ($):
Investment income—net	3,552,176	2,921,962
Net realized gain (loss) on investments	22,944,022	28,314,429
Net unrealized appreciation (depreciation) on investments	66,692,908	(38,358,951)
Net Increase (Decrease) in Net Assets Resulting from Operations	93,189,106	(7,122,560)
Distributions to Shareholders from ($):
Investment income—net	(2,881,636)	(2,379,002)
Net realized gain on investments	(27,317,040)	(21,208,628)
Total Distributions	(30,198,676)	(23,587,630)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	197,804,376	47,225,229
Distributions reinvested	30,198,676	23,587,630
Cost of shares redeemed	(63,090,822)	(70,053,589)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	164,912,230	759,270
Total Increase (Decrease) in Net Assets	227,902,660	(29,950,920)
Net Assets ($):
Beginning of Period	307,700,696	337,651,616
End of Period	535,603,356	307,700,696
Undistributed investment income—net	3,647,393	2,976,853
Capital Share Transactions (Shares):
Shares sold	11,747,279	2,682,982
Shares issued for distributions reinvested	2,029,481	1,340,206
Shares redeemed	(3,823,393)	(3,960,019)
Net Increase (Decrease) in Shares Outstanding	9,953,367	63,169

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	16.71	18.40	18.60	13.56	12.17
Investment Operations:
Investment income—net[a]	.16	.16	.13	.11	.17
Net realized and unrealized gain (loss) on investments	3.69	(.53)	.79	5.31	1.73
Total from Investment Operations	3.85	(.37)	.92	5.42	1.90
Distributions:
Dividends from investment income—net	(.16)	(.13)	(.11)	(.17)	(.06)
Dividends from net realized gain on investments	(1.52)	(1.19)	(1.01)	(.21)	(.45)
Total Distributions	(1.68)	(1.32)	(1.12)	(.38)	(.51)
Net asset value, end of period	18.88	16.71	18.40	18.60	13.56
Total Return (%)	25.73	(2.33)	5.12	40.72	15.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.63	.63	.63	.60	.60
Ratio of net expenses to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	.95	.90	.73	.70	1.32
Portfolio Turnover Rate	24.24	19.72	14.30	16.76	13.66
Net Assets, end of period ($ x 1,000)	535,603	307,701	337,652	331,995	219,570

a  Based on average shares outstanding.

See notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Small Cap Stock Index Portfolio (the “fund”) is a separate diversified series of Dreyfus Investment Portfolios (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to match the performance of the S&P SmallCap 600® Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

31

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Trustees (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

32

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2016 in valuing the fund’s investments:

33

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities— Domestic Common Stocks†	528,767,168	–	–	528,767,168
Equity Securities— Foreign Common Stocks†	2,580,976	–	–	2,580,976
Registered Investment Companies	39,465,717	–	–	39,465,717
U.S. Treasury	–	499,505	–	499,505
Liabilities ($)
Other Financial Instruments:
Futures††	(63,104)	–	–	(63,104)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized (depreciation) at period end.

At December 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the

34

borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2016, The Bank of New York Mellon earned $87,534 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2016 were as follows:

Affiliated Investment Company	Value 12/31/2015 ($)	Purchases ($)	Sales ($)	Value 12/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	20,190,534	127,036,797	147,227,331	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund††	4,242,412	185,649,308	184,971,412	4,920,308.9
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	–	76,197,978	41,652,569	34,545,409	6.5
Total	24,432,946	388,884,083	373,851,312	39,465,717	7.4

† During the period ended December 31, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.
†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

35

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,238,624, undistributed capital gains $22,560,594 and unrealized appreciation $135,863,141.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2016 and December 31, 2015 were as follows: ordinary income $2,881,636 and $3,115,782, and long-term capital gains $27,317,040 and $20,471,848, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2016 was approximately $15,300 with a related weighted average annualized interest rate of 1.35%.

36

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, Dreyfus has agreed to pay all of the expenses of the fund (excluding management fees, Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, fees and expenses of non-interested Trustees (including counsel fees), and extraordinary expenses). In addition, Dreyfus has also agreed to reduce its management fee in an amount equal to the fund’s allocable portion of the accrued fees and expenses of the non-interested Trustees (including counsel fees). During the period ended December 31, 2016, fees reimbursed by Dreyfus amounted to $102,777.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing its shares, for servicing and/or maintaining shareholder accounts and for advertising and marketing. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the fund’s average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2016, the fund was charged $930,755 pursuant to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $158,841 and Distribution Plan fees $113,458, which are offset against an expense reimbursement currently in effect in the amount of $11,206.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended December 31, 2016, amounted to $230,414,821 and $90,726,057, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative

37

NOTES TO FINANCIAL STATEMENTS (continued)

instrument that was held by the fund during the period ended December 31, 2016 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at December 31, 2016 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2016:

Average Market Value ($)
Equity futures	3,572,147

At December 31, 2016, the cost of investments for federal income tax purposes was $435,450,225; accordingly, accumulated net unrealized appreciation on investments was $135,863,141, consisting of $156,380,577 gross unrealized appreciation and $20,517,436 gross unrealized depreciation.

38

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio

We have audited the accompanying statement of assets and liabilities, including the statements of investments and futures, of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2017

39

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2016 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2017 of the percentage applicable to the preparation of their 2016 income tax returns. Also, the fund hereby reports $1.5177 per share as a long-term capital gain distribution paid on March 23, 2016.

40

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 20-21, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

41

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group median for all periods and above the Performance Universe median for all periods. The Board noted the proximity of the fund’s performance to the Performance Group medians in all periods and also noted that there were only three or four funds, including the fund, in the Performance Group. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. Taking into account the fund’s “unitary” fee structure, the Board noted that the fund’s contractual management fee was slightly below the Expense Group median, the fund’s actual management fee was slightly above the Expense Group median and slightly below the Expense Universe median and the fund’s total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, noting the fund’s “unitary” fee structure. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant

42

circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements

43

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

44

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Gordon J. Davis (75)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

•  Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 58

———————

45

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Nathan Leventhal (73)

Board Member (2009)

Principal Occupation During Past 5 Years:

•  President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 48

———————

Robin A. Melvin (53)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Roslyn M. Watson (67)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (70)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

46

INTERESTED BOARD MEMBERS

J. Charles Cardona (61)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired President and a Director of the Manager (2008-2016), Chairman of the Distributor (2013-2016, Executive Vice President, 1997-2013),

No. of Portfolios for which Board Member Serves: 34

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with The Dreyfus Corporation.

———————

Isabel P. Dunst (69)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 34

Isabel P. Dunst is deemed to be an “interested person” (as defined under the Act) of the Company as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

47

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of MBSC Securities Corporation since June 2007. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 61 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

48

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

49

For More Information

Dreyfus Investment Portfolios, Small Cap Stock Index Portfolio

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0410AR1216

Dreyfus Investment Portfolios, Technology Growth Portfolio

ANNUAL REPORT December 31, 2016

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Investment Portfolios, Technology Growth Portfolio	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Technology Growth Portfolio, covering the 12-month period from January 1, 2016 through December 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds advanced over 2016 despite bouts of market volatility stemming from various economic and political developments. In January, stocks declined sharply and long-term interest rates fell in response to sluggish global economic growth, falling commodity prices, and worries following the first increase in short-term U.S. interest rates in nearly a decade. However, equities began a sustained rebound in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies, and commodity prices recovered. After a bout of volatility in June stemming from the United Kingdom’s referendum to leave the European Union, stocks generally continued to climb over the summer. Stock prices moderated in advance of U.S. elections, but markets subsequently rallied to new highs in anticipation of changes in U.S. fiscal and tax policies. In the bond market, yields of high-quality government bonds moved lower over much of the reporting period amid robust investor demand for current income, but yields surged higher after the election due to expectations of rising interest rates. Corporate-backed bonds fared especially well in this environment.

The transition to a new U.S. president and ongoing global economic headwinds suggest that volatility may persist in the financial markets. Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges. Consequently, selectivity seems likely to be an important determinant of investment success in 2017. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
January 17, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2016 through December 31, 2016, as provided by Barry K. Mills, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2016, Dreyfus Investment Portfolios, Technology Growth Portfolio’s Initial shares produced a total return of 4.72%, and its Service shares produced a total return of 4.38%.1 The fund’s benchmarks, the Morgan Stanley High-Technology 35 Index and the S&P 500 Index, produced total returns of 13.62% and 11.94%, respectively, over the same period.2,3

Broad market averages achieved double digit gains despite various global and domestic economic headwinds over the reporting period. Technology stocks outperformed broader market averages due to the market’s shift in favor of growth-oriented, economically sensitive stocks. The fund lagged its indices, primarily due to underweighted exposure to semiconductor and hardware companies, overweighted exposure to software developers, and a few disappointing stock selections.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation. Up to 25% of the fund’s assets may be invested in foreign securities.

In choosing stocks, the fund looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the fund’s investments may currently be experiencing losses. The fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging growth, cyclical, or stable growth companies. The fund’s investment approach seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product, or market cycles, and/or favorable valuations.

Sentiment Shifted in Favor of Growth Stocks

Stocks lost ground at the start of 2016 under pressure from deteriorating oil prices, disappointing U.S. GDP growth, and an economic slowdown in China. However, equities rebounded strongly during the spring, bolstered by rebounding commodity prices and accommodative monetary policies from central banks in the United States, Europe, and Asia. In June, the United Kingdom’s unexpected vote to leave the European Union in a so-called “Brexit” prompted another brief-but-sharp decline in equity prices, but stocks again recovered quickly. Equities continued to rise during the closing months of the reporting period, with investor sentiment shifting in favor of growth-oriented cyclical stocks on the strength of robust consumer spending, broad-based wage growth, and expectations of more business-friendly policies under a new presidential administration.

As is typically the case, technology stocks proved more volatile than the broader market, suffering more during market declines and rising faster when markets gained ground. The semiconductor industry led the sector’s gains as many companies benefited from industry consolidation and growing demand for flash memory and the industrial semiconductors used in a new generation of interconnected devices. Other significant areas of growth included the rapid adoption of cloud computing services, the monetization of social media and internet search services through the

3

DISCUSSION OF FUND PERFORMANCE (continued)

expansion of digital advertising, the proliferation of electronic content, and increasing commercial applications of artificial intelligence in consumer and industrial products.

Allocations and Stock Selections Dampened Gains

While the fund participated to a degree in the technology sector’s advance, a combination of industry allocations and individual stock selections caused returns to lag the benchmarks. Underweighted exposure to fast-growing semiconductor equipment makers and hardware manufacturers particularly undermined relative performance, as did the fund’s overweighted exposure to software companies, such as salesforce.com and Oracle, which reported modestly lower growth rates. A few company-specific disappointments further detracted from returns: most notably, consulting firm Cognizant Technology Solutions faced slowing growth and corporate governance issues, and semiconductor designer Cavium announced an earnings shortfall while investors reacted skeptically to the company’s acquisition of a slower growing competitor.

On a more positive note, several holdings enhanced the fund’s relative results. Cloud-based software-as-a-service provider LogMeIn gained ground after announcing a sizeable acquisition that was well received by the market. Semiconductor makers Texas Instruments and Microchip Technology benefited from growing demand from car makers and other industries for interconnected capabilities. This trend toward the Internet of Things (IoT) also bolstered earnings and revenues for Amphenol, a manufacturer of power and data connectivity components for a wide array of industries.

Secular Growth Trends Remain in Place

The potential impact of the recent presidential election on U.S. trade, tax, and regulatory policies could pose new challenges over the years ahead for U.S. technology companies doing business in international markets. Nonetheless, the potential for future growth in areas such as cloud computing, digital advertising, artificial intelligence, and interconnected devices remains compelling. Therefore, the fund has continued to emphasize investments in these and other areas where we see opportunities to capitalize on rapidly emerging trends in technology.

January 17, 2017

The technology sector has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable, and some companies may be experiencing significant losses.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Investment Portfolios, Technology Growth Portfolio made available through insurance products may be similar to other funds managed or advised by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2 Source: Bloomberg L.P. — The Morgan Stanley High-Technology 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors. Investors cannot invest directly in any index.
3 Source: Lipper Inc. — The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Investors cannot invest directly in any index

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Technology Growth Portfolio Initial shares and Service shares, the Morgan Stanley High-Technology 35 Index, and the S&P 500 Index

Average Annual Total Returns as of 12/31/16
	1 Year	5 Years	10 Years
Initial shares	4.72%	12.77%	8.80%
Service shares	4.38%	12.48%	8.53%
Morgan Stanley High- Technology 35 Index	13.62%	17.23%	9.16%
S&P 500 Index	11.94%	14.65%	6.94%

† Source: Bloomberg L.P.
†† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Investment Portfolios, Technology Growth Portfolio on 12/31/06 to a $10,000 investment made in the Morgan Stanley High-Technology 35 Index and the S&P 500 Index on that date.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial and Service shares. The Morgan Stanley High-Technology 35 Index is an unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors. The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Investment Portfolios, Technology Growth Portfolio from July 1, 2016 to December 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2016
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.25	$5.54
Ending value (after expenses)	$1,062.50	$1,060.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2016
	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.17	$5.43
Ending value (after expenses)	$1,021.01	$1,019.76

† Expenses are equal to the fund’s annualized expense ratio of .82% for Initial shares and 1.07% for Service shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
December 31, 2016

Common Stocks - 98.1%	Shares		Value ($)
Application Software - 12.2%
Citrix Systems	130,482	[a]	11,653,347
HubSpot	69,455	[a]	3,264,385
salesforce.com	187,518	[a]	12,837,482
Splunk	200,958	[a]	10,279,002
			38,034,216
Automobile Manufacturers - 2.7%
Tesla Motors	38,810	[a,b]	8,293,309
Communications Equipment - 4.1%
Cisco Systems	428,844		12,959,666
Computer Storage & Peripherals - 7.6%
Apple	96,310		11,154,624
Western Digital	183,992		12,502,256
			23,656,880
Data Processing & Outsourced Services - 5.1%
Paychex	155,797		9,484,921
Visa, Cl. A	83,453	[b]	6,511,003
			15,995,924
Electronic Components - 6.5%
Amphenol, Cl. A	163,185		10,966,032
Corning	388,088		9,418,896
			20,384,928
Exchange-Traded Funds - 1.0%
Technology Select Sector SPDR Fund	65,475		3,166,371
Health Care Equipment - 1.7%
ABIOMED	48,329	[a]	5,445,712
Internet Retail - 10.4%
Amazon.com	14,956	[a]	11,215,056
Netflix	77,761	[a]	9,626,812
Priceline Group	8,054	[a]	11,807,647
			32,649,515
Internet Software & Services - 15.8%
Alphabet, Cl. A	9,041	[a]	7,164,540
Alphabet, Cl. C	18,618	[a]	14,369,745
eBay	321,512	[a]	9,545,691
Facebook, Cl. A	104,366	[a]	12,007,308
Tencent Holdings	266,400		6,517,000
			49,604,284

7

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.1% (continued)	Shares		Value ($)
IT Consulting & Other Services - 2.4%
Teradata	270,492	[a,b]	7,349,268
Semiconductor Equipment - 20.8%
Applied Materials	223,739		7,220,058
Broadcom	79,454		14,045,084
Lam Research	117,830		12,458,166
Microchip Technology	196,303	[b]	12,592,838
Micron Technology	237,937	[a]	5,215,579
Texas Instruments	184,331		13,450,633
			64,982,358
Systems Software - 7.8%
Microsoft	214,059		13,301,626
Oracle	290,535		11,171,071
			24,472,697
Total Common Stocks (cost $247,291,356)			306,995,128
Other Investment - 2.0%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $6,282,306)	6,282,306	[c]	6,282,306
Investment of Cash Collateral for Securities Loaned - 6.3%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $19,931,017)	19,931,017	[c]	19,931,017
Total Investments (cost $273,504,679)	106.4%		333,208,451
Liabilities, Less Cash and Receivables	(6.4%)		(20,164,772)
Net Assets	100.0%		313,043,679

SPDR—Standard & Poor's Depository Receipt

aNon-income producing security.
bSecurity, or portion thereof, on loan. At December 31, 2016, the value of the fund’s securities on loan was $26,134,044 and the value of the collateral held by the fund was $26,864,937, consisting of cash collateral of $19,931,017 and U.S. Government & Agency securities valued at $6,933,920.
cInvestment in affiliated money market mutual fund.

8

Portfolio Summary (Unaudited) †	Value (%)
Semiconductor Equipment	20.8
Internet Software & Services	15.8
Application Software	12.2
Internet Retail	10.4
Money Market Investments	8.3
Systems Software	7.8
Computer Storage & Peripherals	7.6
Electronic Components	6.5
Data Processing & Outsourced Services	5.1
Communications Equipment	4.1
Automobile Manufacturers	2.7
IT Consulting & Other Services	2.4
Health Care Equipment	1.7
Exchange-Traded Funds	1.0
106.4

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $26,134,044)—Note 1(b):
Unaffiliated issuers	247,291,356	306,995,128
Affiliated issuers	26,213,323	26,213,323
Cash		57,880
Dividends and securities lending income receivable		198,828
Prepaid expenses		4,714
		333,469,873
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		268,519
Liability for securities on loan—Note 1(b)		19,931,017
Payable for shares of Beneficial Interest redeemed		160,761
Accrued expenses		65,897
		20,426,194
Net Assets ($)		313,043,679
Composition of Net Assets ($):
Paid-in capital		234,993,637
Accumulated net realized gain (loss) on investments		18,346,270
Accumulated net unrealized appreciation (depreciation) on investments		59,703,772
Net Assets ($)		313,043,679

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	87,242,774	225,800,905
Shares Outstanding	4,933,002	13,373,692
Net Asset Value Per Share ($)	17.69	16.88

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Year Ended December 31, 2016

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,341,561
Affiliated issuers	39,083
Income from securities lending—Note 1(b)	398,042
Total Income	2,778,686
Expenses:
Management fee—Note 3(a)	2,324,004
Distribution fees—Note 3(b)	549,788
Professional fees	87,132
Trustees’ fees and expenses—Note 3(c)	72,261
Prospectus and shareholders’ reports	30,259
Custodian fees—Note 3(b)	22,023
Loan commitment fees—Note 2	6,726
Shareholder servicing costs—Note 3(b)	978
Registration fees	737
Miscellaneous	20,725
Total Expenses	3,114,633
Less—reduction in fees due to earnings credits—Note 3(b)	(33)
Net Expenses	3,114,600
Investment (Loss)—Net	(335,914)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	19,002,594
Net unrealized appreciation (depreciation) on investments	(4,407,627)
Net Realized and Unrealized Gain (Loss) on Investments	14,594,967
Net Increase in Net Assets Resulting from Operations	14,259,053

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
Operations ($):
Investment (loss)—net	(335,914)	(1,133,908)
Net realized gain (loss) on investments	19,002,594	15,805,224
Net unrealized appreciation (depreciation) on investments	(4,407,627)	974,346
Net Increase (Decrease) in Net Assets Resulting from Operations	14,259,053	15,645,662
Distributions to Shareholders from ($):
Net realized gain on investments:
Initial Shares	(4,600,212)	(9,027,789)
Service Shares	(11,204,730)	(20,490,561)
Total Distributions	(15,804,942)	(29,518,350)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	4,075,216	13,941,725
Service Shares	33,004,959	39,688,601
Distributions reinvested:
Initial Shares	4,600,212	9,027,789
Service Shares	11,204,730	20,490,561
Cost of shares redeemed:
Initial Shares	(17,367,887)	(18,993,051)
Service Shares	(34,355,018)	(21,132,366)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	1,162,212	43,023,259
Total Increase (Decrease) in Net Assets	(383,677)	29,150,571
Net Assets ($):
Beginning of Period	313,427,356	284,276,785
End of Period	313,043,679	313,427,356
Capital Share Transactions (Shares):
Initial Shares
Shares sold	238,348	786,590
Shares issued for distributions reinvested	279,309	524,566
Shares redeemed	(1,006,713)	(1,052,737)
Net Increase (Decrease) in Shares Outstanding	(489,056)	258,419
Service Shares
Shares sold	2,020,775	2,301,337
Shares issued for distributions reinvested	711,412	1,238,849
Shares redeemed	(2,080,062)	(1,253,793)
Net Increase (Decrease) in Shares Outstanding	652,125	2,286,393

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	17.78	18.65	18.38	13.84	11.97
Investment Operations:
Investment income (loss)—net[a]	.01	(.04)	(.01)	(.01)	.00[a]
Net realized and unrealized gain (loss) on investments	.77	1.12	1.26	4.55	1.87
Total from Investment Operations	.78	1.08	1.25	4.54	1.87
Distributions:
Dividends from net realized gain on investments	(.87)	(1.95)	(.98)	—	—
Net asset value, end of period	17.69	17.78	18.65	18.38	13.84
Total Return (%)	4.72	6.16	6.82	32.80	15.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.83	.83	.85	.83
Ratio of net expenses to average net assets	.83	.83	.83	.85	.83
Ratio of net investment income (loss) to average net assets	.07	(.22)	(.05)	(.05)	.03
Portfolio Turnover Rate	64.26	70.33	72.20	68.73	52.00
Net Assets, end of period ($ x 1,000)	87,243	96,422	96,320	96,786	79,353

a a Based on average shares outstanding.
b Amount represents less than $.01 per share.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	17.06	18.01	17.82	13.45	11.66
Investment Operations:
Investment (loss)—net[a]	(.03)	(.08)	(.05)	(.04)	(.03)
Net realized and unrealized gain (loss) on investments	.72	1.08	1.22	4.41	1.82
Total from Investment Operations	.69	1.00	1.17	4.37	1.79
Distributions:
Dividends from net realized gain on investments	(.87)	(1.95)	(.98)	—	—
Net asset value, end of period	16.88	17.06	18.01	17.82	13.45
Total Return (%)	4.38	5.92	6.58	32.49	15.35
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	1.08	1.08	1.10	1.08
Ratio of net expenses to average net assets	1.08	1.08	1.08	1.10	1.08
Ratio of net investment (loss) to average net assets	(.18)	(.47)	(.30)	(.30)	(.22)
Portfolio Turnover Rate	64.26	70.33	72.20	68.73	52.00
Net Assets, end of period ($ x 1,000)	225,801	217,006	187,957	184,493	160,409

a Based on average shares outstanding.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Technology Growth Portfolio (the “fund”) is a separate diversified series of Dreyfus Investment Portfolios (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

15

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

16

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2016 in valuing the fund’s investments:

17

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	283,266,673	-	-	283,266,673
Equity Securities - Foreign Common Stocks†	20,562,084	-	-	20,562,084
Exchange-Traded Funds	3,166,371	-	-	3,166,371
Registered Investment Companies	26,213,323	-	-	26,213,323

† See Statement of Investments for additional detailed categorizations.

At December 31, 2015, $6,435,705 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of

18

security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2016, The Bank of New York Mellon earned $82,199 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2016 were as follows:

Affiliated Investment Company	Value 12/31/2015 ($)	Purchases ($)	Sales ($)	Value 12/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	23,436,129	130,666,598	154,102,727	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund††	12,475,861	101,649,803	107,843,358	6,282,306	2.0
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	57,091,647	37,160,630	19,931,017	6.3
Total	35,911,990	289,408,048	299,106,715	26,213,323	8.3

† During the period ended December 31, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.

†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

19

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $18,969,995 and unrealized appreciation $59,080,047.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2016 and December 31, 2015 were as follows: ordinary income $0 and $4,362,415, and long-term capital gains $15,804,942 and $25,155,935, respectively.

During the period ended December 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $335,914 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2016, the fund did not borrow under the Facilities.

20

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2016, Service shares were charged $549,788 pursuant to the Distribution Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2016, the fund was charged $783 for transfer agency services and $71 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $33.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2016, the fund was charged $22,023 pursuant to the custody agreement.

During the period ended December 31, 2016, the fund was charged $9,640 for services performed by the Chief Compliance Officer and his staff.

21

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $200,282, Distribution Plan fees $48,114, custodian fees $12,177, Chief Compliance Officer fees $7,314 and transfer agency fees $632.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2016, amounted to $192,718,790 and $200,561,982, respectively.

At December 31, 2016, the cost of investments for federal income tax purposes was $274,128,404; accordingly, accumulated net unrealized appreciation on investments was $59,080,047, consisting of $65,357,045 gross unrealized appreciation and $6,276,998 gross unrealized depreciation.

22

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Investment Portfolios, Technology Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Technology Growth Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Technology Growth Portfolio at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 10, 2017

23

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, fund hereby reports $.8655 per share as a long-term capital gain distribution paid on March 24, 2016.

24

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 20-21, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Group median for all periods, except for the one-year period when it was above the Performance Group median, and variously above, below and at the Performance Universe median. They noted the relative proximity to the median of the Performance Group and/or Performance Universe of the fund’s performance in certain periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark indices and noted that the fund’s performance was above one or both of the indices in seven of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.

26

The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s improved performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

27

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Gordon J. Davis (75)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

•  Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 58

———————

28

Nathan Leventhal (73)

Board Member (2009)

Principal Occupation During Past 5 Years:

•  President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 48

———————

Robin A. Melvin (53)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 107

———————

Roslyn M. Watson (67)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (70)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

29

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

J. Charles Cardona (61)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired President and a Director of the Manager (2008-2016), Chairman of the Distributor (2013-2016, Executive Vice President, 1997-2013),

No. of Portfolios for which Board Member Serves: 34

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with The Dreyfus Corporation.

———————

Isabel P. Dunst (69)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 34

Isabel P. Dunst is deemed to be an “interested person” (as defined under the Act) of the Company as a result of her affiliation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of MBSC Securities Corporation since June 2007. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 61 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

31

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

32

NOTES

33

For More Information

Dreyfus Investment Portfolios, Technology Growth Portfolio

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0175AR1216

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $132,124 in 2015 and $135,424 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $37,400 in 2015 and $38,028 in 2016. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $13,955 in 2015 and $15,063 in 2016. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $29 in 2015 and $40 in 2016. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,055,582 in 2015and $19,533,050 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Portfolios

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 14, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 14, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    February 14, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)